Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York Financial Statements December 31, 2024 and 2023

Lincoln Life & Annuity Company of New York

Report of Independent Auditors

To the Stockholder and the Board of Directors of Lincoln Life & Annuity Company of New York

Opinion

We have audited the financial statements of Lincoln Life & Annuity Company of New York (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2024, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
March 28, 2025

Lincoln Life & Annuity Company of New York
BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2024	2023
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2024 – $7,204; 2023 – $7,350; allowance for credit losses: 2024 – $2; 2023 – $2)	$6,339	$6,724
Equity securities	9	8
Mortgage loans on real estate, net of allowance for credit losses	897	919
Policy loans	181	188
Derivative investments	21	16
Other investments	3	2
Total investments	7,450	7,857
Cash and invested cash	133	75
Deferred acquisition costs, value of business acquired and deferred sales inducements	495	532
Reinsurance recoverables, net of allowance for credit losses	524	536
Deposit assets, net of allowance for credit losses	1,670	1,637
Market risk benefit assets	267	215
Accrued investment income	85	92
Goodwill	26	26
Other assets	261	172
Separate account assets	7,882	7,598
Total assets	$18,793	$18,740

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$4,740	$4,891
Future contract benefits	2,147	2,157
Funds withheld reinsurance liabilities	1,670	1,638
Market risk benefit liabilities	32	57
Deferred front-end loads	176	178
Other liabilities	542	442
Separate account liabilities	7,882	7,598
Total liabilities	17,189	16,961

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,283	1,245
Accumulated other comprehensive income (loss)	(620)	(407)
Total stockholder’s equity	1,604	1,779
Total liabilities and stockholder’s equity	$18,793	$18,740

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Revenues
Insurance premiums	$330	$351	$329
Fee income	259	254	271
Net investment income	369	373	374
Realized gain (loss)	9	2	(17)
Other revenues	1	1	–
Total revenues	968	981	957
Expenses
Benefits	462	525	495
Interest credited	176	186	184
Market risk benefit (gain) loss	(70)	(67)	(15)
Policyholder liability remeasurement (gain) loss	37	(25)	216
Commissions and other expenses	199	207	200
Total expenses	804	826	1,080
Income (loss) before taxes	164	155	(123)
Federal income tax expense (benefit)	24	27	(33)
Net income (loss)	140	128	(90)
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	(177)	179	(1,515)
Market risk benefit non-performance risk gain (loss)	(45)	(36)	(9)
Policyholder liability discount rate remeasurement gain (loss)	9	(7)	62
Total other comprehensive income (loss), net of tax	(213)	136	(1,462)
Comprehensive income (loss)	$(73)	$264	$(1,552)

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,245	1,185	1,313
Net income (loss)	140	128	(90)
Dividends paid to The Lincoln National Life Insurance Company	(102)	(68)	(38)
Balance as of end-of-year	1,283	1,245	1,185

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(407)	(543)	919
Other comprehensive income (loss), net of tax	(213)	136	(1,462)
Balance as of end-of-year	(620)	(407)	(543)
Total stockholder’s equity as of end-of-year	$1,604	$1,779	$1,583

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Cash Flows from Operating Activities
Net income (loss)	$140	$128	$(90)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(9)	(2)	17
Market risk benefit (gain) loss	(70)	(67)	(15)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	35	40	40
Accrued investment income	7	(1)	–
Insurance liabilities and reinsurance-related balances	(123)	(16)	90
Accrued expenses	6	8	(87)
Federal income tax accruals	13	(20)	(6)
Other	28	1	8
Net cash provided by (used in) operating activities	27	71	(43)

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(305)	(420)	(259)
Sales of available-for-sale securities and equity securities	66	192	84
Maturities of available-for-sale securities	364	273	166
Issuance of mortgage loans on real estate	(50)	(52)	(59)
Repayment and maturities of mortgage loans on real estate	72	45	109
Repayment (issuance) of policy loans, net	7	7	22
Net change in collateral on investments, certain derivatives and related settlements	8	(6)	8
Other	(1)	–	–
Net cash provided by (used in) investing activities	161	39	71

Cash Flows from Financing Activities
Issuance (payment) of short-term debt	(2)	5	(38)
Deposits of fixed account balances	421	434	629
Withdrawals of fixed account balances	(447)	(419)	(555)
Transfers from (to) separate accounts, net	–	(33)	(36)
Dividends paid to The Lincoln National Life Insurance Company	(102)	(68)	(38)
Net cash provided by (used in) financing activities	(130)	(81)	(38)

Net increase (decrease) in cash, invested cash and restricted cash	58	29	(10)
Cash, invested cash and restricted cash as of beginning-of-year	75	46	56
Cash, invested cash and restricted cash as of end-of-year	$133	$75	$46

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
NOTES TO FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York. Through our business segments, we sell a wide range of wealth accumulation, wealth protection, group protection and retirement products and solutions. These products are marketed primarily through personal-producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior year financial statements have been reclassified to conform to the presentation adopted in the current year.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by segment as follows:

Business Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The fixed annuities level of aggregation represents deferred fixed annuities.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, goodwill and other intangibles, market risk benefits (“MRBs”), future contract benefits, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board Accounting Standards CodificationTM, we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and
•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. When a loan is placed on nonaccrual status, uncollected past due accrued interest income that is considered uncollectible is charged off against net investment income. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by mortgage loans and unfunded commitments related to mortgage loans.

The allowance for credit losses for pooled loans of similar risk is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Our mortgage loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the mortgage loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our mortgage loans by using loan-to-value (“LTV”) and debt-service coverage ratios. The LTV ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower LTV ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to mortgage loans. As such, an allowance for credit losses is developed based on the process outlined above, along with an internally developed conversion factor.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

We have certain variable annuity products that contain embedded derivatives that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Balance Sheets. These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of Federal Home Loan Bank (“FHLB”) common stock and short-term investments, which include investments with remaining maturities of one year or less at the date of acquisition. We have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs (“DAC”)). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired (“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by segment:

Business Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Life of contract
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Life of contract or 40 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Balance Sheets.

In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on the Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on the Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on the Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted. Interest income on deposit assets and interest expense on deposit liabilities is reported in other revenues and commissions and other expenses, respectively, on the Statements of Comprehensive Income (Loss).

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of receivables resulting from sales of securities that had not yet settled as of the balance sheet date, certain reinsurance assets, premiums and fees receivable, current and deferred taxes, specifically identifiable intangible assets, ceded MRB liabilities and other receivables. Other liabilities consist primarily of ceded MRB assets, other policyholder liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, certain reinsurance payables, payables for collateral on investments, employee benefit liabilities, current and deferred taxes, short-term debt and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Balance Sheets based on the fair value of the underlying investments. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Statements of Comprehensive Income (Loss), and the Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our indexed universal life insurance (“IUL”) and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term life and disability group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security and long-term disability incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. Dividends to participating policies were $13 million, $13 million and $19 million for the years ended December 31, 2024, 2023 and 2022, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Balance Sheets.

We issue variable annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 12.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Fee income related to 12b-1 fees, reported primarily within our Annuities segment, was $27 million, $25 million and $25 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, traditional life insurance and payout annuities with life contingencies. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance-related embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in LNC’s incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. Stock-based compensation expense is reflected in commissions and other expenses on the Statements of Comprehensive Income (Loss).

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required.

We use the individual security approach for releasing income tax effects from AOCI.

2. New Accounting Standards

Adoption of New Accounting Standards

In 2024, no new Accounting Standards Updates (“ASUs”) were adopted that had an effect on the financial statements.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new ASUs that may have an impact on our financial statements when adopted. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures	This ASU establishes new income tax disclosure requirements, as well as adjusts certain existing requirements. It specifically requires expanded and disaggregated disclosures around the tax rate reconciliation.	January 1, 2025	We are evaluating the impact of this ASU to disclosures within the Federal Income Taxes Note to the financial statements.
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40)	This ASU requires disclosure of specified information about certain costs and expenses, including employee compensation, depreciation and intangible asset amortization.	January 1, 2027	We are evaluating the impact of this ASU to the financial statements.

3. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2024
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$6,177	$51	$812	$–	$5,416
U.S. government bonds	9	–	–	–	9
State and municipal bonds	411	3	56	–	358
Foreign government bonds	18	–	3	–	15
RMBS	261	2	36	–	227
CMBS	119	–	13	–	106
ABS	174	6	6	2	172
Hybrid and redeemable preferred securities	35	2	1	–	36
Total fixed maturity AFS securities	$7,204	$64	$927	$2	$6,339

	As of December 31, 2023
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$6,230	$87	$633	$–	$5,684
U.S. government bonds	10	–	–	–	10
State and municipal bonds	498	13	46	–	465
Foreign government bonds	24	–	3	–	21
RMBS	269	2	30	–	241
CMBS	124	1	15	–	110
ABS	153	6	8	2	149
Hybrid and redeemable preferred securities	42	3	1	–	44
Total fixed maturity AFS securities	$7,350	$112	$736	$2	$6,724

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2024, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$63	$63
Due after one year through five years	965	961
Due after five years through ten years	827	797
Due after ten years	4,795	4,013
Subtotal	6,650	5,834
Structured securities (RMBS, CMBS, ABS)	554	505
Total fixed maturity AFS securities	$7,204	$6,339

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2024
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$713	$32	$3,516	$780	$4,229	$812
State and municipal bonds	68	2	189	54	257	56
Foreign government bonds	5	–	3	3	8	3
RMBS	15	–	186	36	201	36
CMBS	10	–	76	13	86	13
ABS	45	1	78	5	123	6
Hybrid and redeemable
preferred securities	2	–	8	1	10	1
Total fixed maturity AFS securities	$858	$35	$4,056	$892	$4,914	$927

Total number of fixed maturity AFS securities in an unrealized loss position						1,245

	As of December 31, 2023
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$763	$93	$3,421	$540	$4,184	$633
State and municipal bonds	85	15	123	31	208	46
Foreign government bonds	5	–	3	3	8	3
RMBS	50	6	148	24	198	30
CMBS	13	2	69	13	82	15
ABS	23	–	101	8	124	8
Hybrid and redeemable
preferred securities	11	1	7	–	18	1
Total fixed maturity AFS securities	$950	$117	$3,872	$619	$4,822	$736

Total number of fixed maturity AFS securities in an unrealized loss position						1,184

(1)As of December 31, 2024 and 2023, we recognized less than $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2024
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$732	$213	163
Six months or greater, but less than nine months	–	–	–
Nine months or greater, but less than twelve months	6	3	3
Twelve months or greater	637	327	212
Total	$1,375	$543	378

	As of December 31, 2023
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$151	$55	54
Six months or greater, but less than nine months	39	11	14
Nine months or greater, but less than twelve months	70	20	18
Twelve months or greater	551	224	183
Total	$811	$310	269

(1)We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities increased by $191 million for the year ended December 31, 2024. As discussed further below, we believe the unrealized loss position as of December 31, 2024, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2024, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2024, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2024, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2024, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

For the Year Ended December 31, 2024
	Corporate Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$–	$–	$2	$2
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	–	–	–	–
Additions (reductions) for securities for which credit losses
were previously recognized	–	–	–	–
Reductions for securities charged off	–	–	–	–
Balance as of end-of-year (2)	$–	$–	$2	$2

	For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$–	$–	$3	$3
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	2	–	–	2
Additions (reductions) for securities for which credit losses
were previously recognized	–	–	(1)	(1)
Reductions for securities charged off	(2)	–	–	(2)
Balance as of end-of-year (2)	$–	$–	$2	$2

For the Year Ended December 31, 2022
	Corporate Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$–	$–	$–	$–
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	–	–	–	–
Additions (reductions) for securities for which credit losses
were previously recognized	–	–	3	3
Reductions for securities charged off	–	–	–	–
Balance as of end-of-year (2)	$–	$–	$3	$3

(1)Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.
(2)As of December 31, 2024, 2023 and 2022, accrued investment income on fixed maturity AFS securities totaled $76 million, $78 million and $79 million, respectively, and was excluded from the estimate of credit losses.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2024	2023
Current	$900	$923
30 to 59 days past due	–	–
60 to 89 days past due	–	–
90 or more days past due	–	–
Allowance for credit losses	(3)	(4)
Unamortized premium (discount)	–	–
Mark-to-market gains (losses)	–	–
Total carrying value	$897	$919

Our mortgage loan portfolio had the largest concentrations in California, which accounted for 27% of mortgage loans on real estate as of December 31, 2024 and 2023, and New York, which accounted for 27% and 29% of mortgage loans on real estate as of December 31, 2024 and 2023, respectively.

As of December 31, 2024 and 2023, there were no mortgage loans on real estate on non-accrual status.

We use LTV and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate. The amortized cost of mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2024
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt- Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2024	$44	2.02	$5	1.29	$–	–	$49
2023	52	1.73	–	–	–	–	52
2022	53	1.93	4	1.71	–	–	57
2021	102	3.67	–	–	–	–	102
2020	72	3.51	–	–	–	–	72
2019 and prior	568	2.77	–	–	–	–	568
Total	$891		$9		$–		$900

	As of December 31, 2023
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2023	$52	1.85	$–	–	$–	–	$52
2022	54	2.00	4	1.79	–	–	58
2021	103	3.50	–	–	–	–	103
2020	78	3.52	–	–	–	–	78
2019	175	3.10	–	–	–	–	175
2018 and prior	457	2.64	–	–	–	–	457
Total	$919		$4		$–		$923

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Balance as of beginning-of-year	$4	$4	$4
Additions (reductions) from provision for credit loss expense (1)	(1)	–	–
Additions from purchases of PCD mortgage loans on real estate	–	–	–
Balance as of end-of-year (2)	$3	$4	$4

(1)We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2024 and 2023. We did not recognize any credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2022.
(2)Accrued investment income on mortgage loans on real estate totaled $2 million as of December 31, 2024, 2023 and 2022, and was excluded from the estimate of credit losses.

Net Investment Income

The major categories of net investment income (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2024	2023	2022

Fixed maturity AFS securities	$322	$324	$323
Mortgage loans on real estate	36	35	36
Policy loans	5	12	12
Cash and invested cash	5	2	–
Commercial mortgage loan prepayment
and bond make-whole premiums	2	2	3
Consent fees	–	–	1
Other investments	2	1	1
Investment income	372	376	376
Investment expense	(3)	(3)	(2)
Net investment income	$369	$373	$374

Impairments on Fixed Maturity AFS Securities

Details underlying credit loss benefit (expense) incurred that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$–	$(2)	$–
ABS	–	1	(3)
Total credit loss benefit (expense)	$–	$(1)	$(3)

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2024		As of December 31, 2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$21	$21	$16	$16

(1)We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 4 for additional information.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2024	2023	2022
Collateral payable for derivative investments	$5	$(6)	$15

Investment Commitments

As of December 31, 2024, our investment commitments were $7 million, which included $4 million of mortgage loans on real estate and $3 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2024 and 2023, our most significant investments in one issuer were our investments in securities issued by the Government National Mortgage Association with a fair value of $87 million and $89 million, respectively, or 1% of total investments, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $78 million and $83 million, respectively, or 1% of total investments. These concentrations include fixed maturity AFS and equity securities.

As of December 31, 2024 and 2023, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $1.1 billion and $1.2 billion, respectively, or 15% of total investments, and our investments in securities in the utilities industry with a fair value of $912 million and $946 million, respectively, or 12% of total investments. These concentrations include fixed maturity AFS and equity securities.

4. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk and equity market risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 12 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity, life insurance and retirement products.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index

Our IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Primary Risks Managed by Derivatives

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.

Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2024			As of December 31, 2023
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Foreign currency contracts (1)	$136	$17	$1	$127	$13	$2
Total cash flow hedges	136	17	1	127	13	2
Non-Qualifying Hedges
Interest rate contracts (1)	400	–	–	400	–	–
Equity market contracts (1)	124	5	–	115	5	–
LPR ceded derivative (2)	–	15	–	–	16	–
Embedded derivatives:
Fixed indexed annuity
and IUL contracts (3)	–	–	2	–	–	2
Total derivative instruments	$660	$37	$3	$642	$34	$4

(1)These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2)Reported in other assets on the Balance Sheets.
(3)Reported in policyholder account balances on the Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2024
	Less Than 1 Year	1 - 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Interest rate contracts	$–	$–	$400	$–	$–	$400
Foreign currency contracts (1)	–	3	41	82	10	136
Equity market contracts	124	–	–	–	–	124
Total derivative instruments
with notional amounts	$124	$3	$441	$82	$10	$660

(1)As of December 31, 2024, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$11	$17	$1
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	–	–	4
Foreign currency contracts	1	(3)	8
Change in foreign currency exchange rate adjustment	6	(4)	10
Income tax benefit (expense)	(2)	2	(5)
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Foreign currency contracts (1)	2	1	1
Balance as of end-of-year	$14	$11	$17

(1)The OCI offset is reported within net investment income on the Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2024
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$9	$369	$462
Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	2	–
Non-Qualifying Hedges
Equity market contracts	2	–	–
LPR ceded derivative	–	–	1
Embedded derivatives:
Fixed indexed annuity and IUL contracts	(4)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$2	$373	$525
Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	1	–
Non-Qualifying Hedges
Equity market contracts	3	–	–
LPR ceded derivative	–	–	(2)
Embedded derivatives:
Fixed indexed annuity and IUL contracts	(3)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2022
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$(17)	$374	$495
Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	1	–
Non-Qualifying Hedges
Equity market contracts	(4)	–	–
LPR ceded derivative	–	–	5
Embedded derivatives:
Fixed indexed annuity and IUL contracts	3	–	–

As of December 31, 2024, $2 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The non-performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2024, the non-performance risk adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under nearly all of our ISDA agreements, we have agreed to maintain certain financial strength ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2024 or 2023.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2024		As of December 31, 2023
S&P Credit Rating of Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty
AA-	$13	$–	$6	$–
A+	8	–	10	–
Total cash collateral	$21	$–	$16	$–

Balance Sheet Offsetting

Information related to the effects of offsetting on the Balance Sheets (in millions) was as follows:

	As of December 31, 2024
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$22	$–	$22
Gross amounts offset	(1)	–	(1)
Net amount of assets	21	–	21
Gross amounts not offset:
Cash collateral (1)	(21)	–	(21)
Net amount	$–	$–	$–

Financial Liabilities
Gross amount of recognized liabilities	$–	$2	$2
Gross amounts offset	–	–	–
Net amount of liabilities	–	2	2
Gross amounts not offset:
Cash collateral (2)	–	–	–
Net amount	$–	$2	$2

(1)Excludes excess non-cash collateral received of $1 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements. There was no excess cash collateral received as of December 31, 2024.
(2)There was no excess cash or non-cash collateral pledged as of December 31, 2024.

	As of December 31, 2023
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$18	$–	$18
Gross amounts offset	(2)	–	(2)
Net amount of assets	16	–	16
Gross amounts not offset:
Cash collateral (1)	(16)	–	(16)
Net amount	$–	$–	$–

Financial Liabilities
Gross amount of recognized liabilities	$–	$2	$2
Gross amounts offset	–	–	–
Net amount of liabilities	–	2	2
Gross amounts not offset:
Cash collateral (2)	–	–	–
Net amount	$–	$2	$2

(1)Excludes excess non-cash collateral received of $2 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements. There was no excess cash collateral received as of December 31, 2023.
(2)There was no excess cash or non-cash collateral pledged as of December 31, 2023.

5. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Balance Sheets:

	As of December 31,
	2024	2023
DAC, VOBA and DSI
Variable Annuities	$94	$100
Fixed Annuities	4	4
Traditional Life	39	47
UL and Other	342	366
Group Protection	10	9
Retirement Plan Services	6	6
Total DAC, VOBA and DSI	$495	$532

The following table reconciles DFEL (in millions) to the Balance Sheets:

	As of December 31,
	2024	2023
DFEL
Variable Annuities	$2	$2
UL and Other	174	176
Total DFEL	$176	$178

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$97	$3	$35	$184	$9	$6
Deferrals	2	–	–	3	7	1
Amortization	(8)	–	(4)	(11)	(6)	(1)
Balance as of end-of-year	$91	$3	$31	$176	$10	$6

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$103	$3	$39	$192	$8	$7
Deferrals	3	–	1	3	6	–
Amortization	(9)	–	(5)	(11)	(5)	(1)
Balance as of end-of-year	$97	$3	$35	$184	$9	$6

DAC amortization expense of $30 million, $31 million and $31 million was recorded in commissions and other expenses on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2024
	Traditional Life	UL and Other
Balance as of beginning-of-year	$12	$182
Amortization	(4)	(16)
Balance as of end-of-year	$8	$166

	For the Year Ended December 31, 2023
	Traditional Life	UL and Other
Balance as of beginning-of-year	$14	$201
Amortization	(2)	(19)
Balance as of end-of-year	$12	$182

VOBA amortization expense of $20 million, $21 million and $25 million was recorded in commissions and other expenses on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2024, was as follows:

2025	$19
2026	17
2027	14
2028	12
2029	11

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities
Balance as of beginning-of-year	$3	$1
Balance as of end-of-year	$3	$1

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities
Balance as of beginning-of-year	$3	$1
Balance as of end-of-year	$3	$1

DSI amortization expense of less than $1 million was recorded in interest credited on the Statements of Comprehensive Income (Loss) for each of the years ended December 31, 2024, 2023 and 2022.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$2	$176	$3	$174
Deferrals	–	8	–	11
Amortization	–	(10)	(1)	(9)
Balance as of end-of-year	$2	$174	$2	$176

DFEL amortization of $10 million was recorded in fee income on the Statements of Comprehensive Income (Loss) for each of the years ended December 31, 2024, 2023 and 2022.

6. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Direct insurance premiums and fee income	$793	$810	$811
Reinsurance ceded	(204)	(205)	(211)
Total insurance premiums and fee income	$589	$605	$600

Direct insurance benefits	$636	$694	$694
Reinsurance ceded	(174)	(169)	(199)
Total benefits	$462	$525	$495

Direct market risk benefit (gain) loss	$(135)	$(121)	$(148)
Reinsurance ceded	65	54	133
Total market risk benefit (gain) loss	$(70)	$(67)	$(15)

Direct policyholder liability remeasurement (gain) loss	$41	$(46)	$343
Reinsurance ceded	(4)	21	(127)
Total policyholder liability remeasurement (gain) loss	$37	$(25)	$216

We cede insurance to other companies. The portion of our annuity and life insurance risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 20, a portion of this reinsurance activity is with affiliated companies. Portions of our variable and deferred annuity business have been reinsured on a modified coinsurance basis with other companies to limit our exposure to interest rate risks. There were $2 million in reserves associated with these reinsurance arrangements as of December 31, 2024, and there were none as of December 31, 2023.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. As of December 31, 2024 and 2023, our most significant reinsurance recoverable from a third-party reinsurer was $258 million and $268 million, respectively, or 49% and 50% of total amounts recoverable from reinsurers.

Effective April 1, 2016, we entered into a coinsurance agreement with a third-party reinsurer to reinsure certain blocks of in-force UL products with secondary guarantees, which resulted in a deposit asset of $1.6 billion as of December 31, 2024 and 2023. The reinsurer has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $1.2 billion as of December 31, 2024 and 2023.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $2 million as of December 31, 2024 and 2023.

7. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by segment were as follows:

			For the Year Ended December 31, 2024
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$26	$–	$26	$–	$26
Total goodwill	$26	$–	$26	$–	$26

			For the Year Ended December 31, 2023
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$26	$–	$26	$–	$26
Total goodwill	$26	$–	$26	$–	$26

The fair value of our reporting unit (Level 3 fair value estimates) is comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.
As of October 1, 2024 and 2023, we performed our annual quantitative goodwill impairment test for our Annuities reporting unit, and, as of each such date, the fair value was in excess of the reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for our major specifically identifiable intangible asset class by segment were as follows:

	As of December 31, 2024		As of December 31, 2023
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$7	$5	$7	$5

8. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Balance Sheets:

	As of December 31, 2024			As of December 31, 2023
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$267	$32	$(235)	$215	$57	$(158)
Total MRBs	$267	$32	$(235)	$215	$57	$(158)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	Variable Annuities
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$(158)	$(83)
Less: Effect of cumulative changes in
non-performance risk	(53)	(99)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	(105)	16
Attributed fees collected	81	80
Benefit payments	–	(2)
Effect of changes in interest rates	(96)	(13)
Effect of changes in equity markets	(113)	(158)
Effect of changes in equity index volatility	(5)	(29)
In-force updates and other changes in MRBs (1)	7	8
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	–	(2)
Effect of changes in other future expected
assumptions (2)	(8)	(5)
Balance as of end-of-year, before the effect of
changes in non-performance risk	(239)	(105)
Effect of cumulative changes in
non-performance risk	4	(53)
Balance as of end-of-year	(235)	(158)
Less: Ceded MRB assets (liabilities)	(187)	(123)
Balance as of end-of-year, net of reinsurance	$(48)	$(35)

Weighted-average age of policyholders (years)	72	71
Net amount at risk (3)	$79	$141

(1)Consists primarily of changes in MRB assets and liabilities related to differences between separate account fund performance and modeled indices and other changes such as actual to expected policyholder behavior.
(2)Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3)Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Assumption Review

For the year ended December 31, 2024, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to capital market assumptions.

For the year ended December 31, 2023, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to volatility and policyholder lapse and GLB utilization behavior assumptions, partially offset by unfavorable impacts from updates to mortality assumptions.

See “MRBs” in Note 1 and Note 12 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

9. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Balance Sheets by major investment category:

	As of December 31,
	2024	2023
Mutual funds and collective investment trusts	$7,862	$7,578
Exchange-traded funds	20	20
Total separate account assets	$7,882	$7,598

The following table reconciles separate account liabilities (in millions) to the Balance Sheets:

	As of December 31,
	2024	2023
Variable Annuities	$5,586	$5,487
UL and Other	792	709
Retirement Plan Services	1,504	1,402
Total separate account liabilities	$7,882	$7,598

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2024			As of or For the Year Ended December 31, 2023
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$5,487	$709	$1,402	$5,054	$604	$1,167
Gross deposits	136	14	179	192	16	164
Withdrawals	(633)	(8)	(300)	(436)	(6)	(159)
Policyholder assessments	(134)	(15)	(11)	(128)	(15)	(9)
Change in market performance	711	110	234	767	112	237
Net transfers from (to) general account	19	(18)	–	38	(2)	2
Balance as of end-of-year	$5,586	$792	$1,504	$5,487	$709	$1,402

Cash surrender value	$5,498	$790	$1,503	$5,383	$706	$1,402

10. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Balance Sheets:

	As of December 31,
	2024	2023
Variable Annuities	$16	$21
Fixed Annuities	344	401
UL and Other	2,618	2,677
Retirement Plan Services	1,541	1,562
Other (1)	221	230
Total policyholder account balances	$4,740	$4,891

(1)Represents policyholder account balances primarily attributable to indemnity reinsurance agreements that are excluded from the following tables.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$21	$401	$2,677	$1,562
Gross deposits	13	5	200	202
Withdrawals	–	(71)	(103)	(275)
Policyholder assessments	–	–	(284)	–
Net transfers from (to) separate account	(19)	–	19	–
Interest credited	1	9	107	52
Change in fair value of embedded derivative
instruments and other	–	–	2	–
Balance as of end-of-year	$16	$344	$2,618	$1,541

Weighted-average crediting rate	3.4%	2.5%	4.0%	3.4%
Net amount at risk (1)(2)	$79	$–	$16,647	$–
Cash surrender value	15	343	2,423	1,539

	As of or For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$27	$488	$2,735	$1,540
Gross deposits	33	5	207	190
Withdrawals	(2)	(105)	(90)	(223)
Policyholder assessments	–	–	(291)	–
Net transfers from (to) separate account	(38)	–	3	3
Interest credited	1	13	110	52
Change in fair value of embedded derivative
instruments and other	–	–	3	–
Balance as of end-of-year	$21	$401	$2,677	$1,562

Weighted-average crediting rate	4.0%	2.8%	4.1%	3.4%
Net amount at risk (1)(2)	$141	$–	$17,528	$–
Cash surrender value	21	400	2,466	1,561

(1)NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2)Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2024
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total

Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	10	–	–	–	–	10
3.01% - 4.00%	–	–	–	–	–	–
4.01% and above	–	–	–	–	–	–
Other (1)	–	–	–	–	–	6
Total	$10	$–	$–	$–	$–	$16

Fixed Annuities
Up to 1.00%	$1	$3	$4	$6	$1	$15
1.01% - 2.00%	9	–	1	–	–	10
2.01% - 3.00%	175	5	–	–	–	180
3.01% - 4.00%	70	–	–	–	–	70
4.01% and above	31	–	–	–	–	31
Other (1)	–	–	–	–	–	38
Total	$286	$8	$5	$6	$1	$344

UL and Other
Up to 1.00%	$–	$–	$7	$–	$1	$8
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	781	–	–	–	–	781
3.01% - 4.00%	1,265	–	–	–	–	1,265
4.01% and above	309	–	–	–	–	309
Other (1)	–	–	–	–	–	255
Total	$2,355	$–	$7	$–	$1	$2,618

Retirement Plan Services
Up to 1.00%	$4	$–	$14	$423	$143	$584
1.01% - 2.00%	–	7	77	11	–	95
2.01% - 3.00%	58	–	–	–	–	58
3.01% - 4.00%	149	–	–	–	–	149
4.01% and above	655	–	–	–	–	655
Total	$866	$7	$91	$434	$143	$1,541

	As of December 31, 2023
		1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above
	At Guaranteed Minimum					Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	10	–	–	–	–	10
3.01% - 4.00%	–	–	–	–	–	–
4.01% and above	–	–	–	–	–	–
Other (1)	–	–	–	–	–	11
Total	$10	$–	$–	$–	$–	$21

Fixed Annuities
Up to 1.00%	$2	$3	$6	$7	$2	$20
1.01% - 2.00%	11	1	2	2	–	16
2.01% - 3.00%	186	24	–	–	–	210
3.01% - 4.00%	79	–	–	–	–	79
4.01% and above	32	–	–	–	–	32
Other (1)	–	–	–	–	–	44
Total	$310	$28	$8	$9	$2	$401

UL and Other
Up to 1.00%	$–	$–	$8	$–	$–	$8
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	812	–	–	–	–	812
3.01% - 4.00%	1,295	–	–	–	–	1,295
4.01% and above	315	–	–	–	–	315
Other (1)	–	–	–	–	–	247
Total	$2,422	$–	$8	$–	$–	$2,677

Retirement Plan Services
Up to 1.00%	$1	$15	$9	$386	$123	$534
1.01% - 2.00%	1	23	67	7	–	98
2.01% - 3.00%	67	–	–	–	–	67
3.01% - 4.00%	162	–	–	–	–	162
4.01% and above	701	–	–	–	–	701
Total	$932	$38	$76	$393	$123	$1,562

(1)Consists of indexed account balances that include the fair value of embedded derivative instruments, payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

11. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Balance Sheets:

	As of December 31,
	2024	2023
Payout Annuities (1)	$114	$122
Traditional Life (1)	360	383
Group Protection (2)	108	105
UL and Other (3)	1,141	1,091
Other (4)	424	456
Total future contract benefits	$2,147	$2,157

(1)See “LFPB” below for further information.
(2)See “Liability for Future Claims” below for further information.
(3)See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4)Represents other miscellaneous reserves that are not representative of long-duration contracts and are excluded from the following tables.

LFPB

The following table summarizes the balances of and changes in the present values of expected net premiums and LFPB (in millions, except years):

	As of or For the Year Ended December 31, 2024		As of or For the Year Ended December 31, 2023
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life
Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$130	$–	$140
Less: Effect of cumulative changes in discount
rate assumptions	–	1	–	4
Beginning balance at original discount rate	–	129	–	144
Effect of changes in cash flow assumptions	–	7	–	(2)
Effect of actual variances from expected experience	–	(8)	–	(3)
Adjusted balance as of beginning-of-year	–	128	–	139
Issuances	–	–	–	–
Interest accrual	–	6	–	7
Net premiums collected	–	(16)	–	(17)
Flooring impact of LFPB	–	–	–	–
Ending balance at original discount rate	–	118	–	129
Effect of cumulative changes in discount rate assumptions	–	(1)	–	1
Balance as of end-of-year	$–	$117	$–	$130

Present Value of Expected LFPB
Balance as of beginning-of-year	$122	$513	$111	$539
Less: Effect of cumulative changes in discount
rate assumptions	(6)	6	(10)	(2)
Beginning balance at original discount rate (1)	128	507	121	541
Effect of changes in cash flow assumptions	–	6	–	(2)
Effect of actual variances from expected experience	1	(3)	1	(5)
Adjusted balance as of beginning-of-year	129	510	122	534
Issuances	2	–	12	–
Interest accrual	5	14	5	15
Benefit payments	(12)	(47)	(11)	(42)
Ending balance at original discount rate (1)	124	477	128	507
Effect of cumulative changes in discount rate assumptions	(10)	–	(6)	6
Balance as of end-of-year	$114	$477	$122	$513

Net balance as of end-of-year	$114	$360	$122	$383
Less: Reinsurance recoverables	1	21	1	21
Net balance as of end-of-year, net of reinsurance	$113	$339	$121	$362

Weighted-average duration of future policyholder
benefit liability (years)	9	6	9	6

(1)Includes DPL within Payout Annuities of $2 million, $3 million and $1 million as of December 31, 2024, 2023 and 2022, respectively.

For the years ended December 31, 2024 and 2023, Payout Annuities and Traditional Life did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review or significantly different actual experience compared to expected.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2024		As of December 31, 2023
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	201	114	202	122
Traditional Life
Expected future gross premiums	380	264	404	290
Expected future benefit payments	580	477	617	513

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Payout Annuities
Gross premiums	$2	$12	$6
Interest accretion	5	5	5
Traditional Life
Gross premiums	35	38	41
Interest accretion	8	8	9

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
Payout Annuities
Interest accretion rate	4.4%	4.4%
Current discount rate	5.4%	4.9%
Traditional Life
Interest accretion rate	5.7%	5.6%
Current discount rate	5.1%	4.6%

Liability for Future Claims

The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$105	$94
Less: Effect of cumulative changes in discount
rate assumptions	(8)	(10)
Beginning balance at original discount rate	113	104
Effect of changes in cash flow assumptions	(1)	–
Effect of actual variances from expected
experience	(4)	(2)
Adjusted beginning-of-year balance	108	102
New incidence	30	30
Interest	3	3
Benefit payments	(23)	(22)
Ending balance at original discount rate	118	113
Effect of cumulative changes in discount
rate assumptions	(10)	(8)
Balance as of end-of-year	108	105
Less: Reinsurance recoverables	2	3
Balance as of end-of-year, net of reinsurance	$106	$102

Weighted-average duration of liability for future
claims (years)	5	5

For the years ended December 31, 2024 and 2023, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review or significantly different actual experience compared to expected.

The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2024		As of December 31, 2023
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$141	$108	$134	$105

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Group Protection
Gross premiums	$99	$84	$62
Interest accretion	3	3	3

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
Group Protection
Interest accretion rate	3.3%	3.0%
Current discount rate	5.1%	4.7%

Additional Liabilities for Other Insurance Benefits

The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$1,091	$1,051
Less: Effect of cumulative changes in shadow
balance in AOCI	(21)	(33)
Balance as of beginning-of-year, excluding
shadow balance in AOCI	1,112	1,084
Effect of changes in cash flow assumptions	18	(25)
Effect of actual variances from expected
experience	23	(17)
Adjusted beginning-of-year balance	1,153	1,042
Interest accrual	49	46
Net assessments collected	68	74
Benefit payments	(101)	(50)
Balance as of end-of-year, excluding
shadow balance in AOCI	1,169	1,112
Effect of cumulative changes in shadow
balance in AOCI	(28)	(21)
Balance as of end-of-year	1,141	1,091
Less: Reinsurance recoverables	118	114
Balance as of end-of-year, net of reinsurance	$1,023	$977

Weighted-average duration of additional liabilities
for other insurance benefits (years)	15	15

For the years ended December 31, 2024 and 2023, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review or significantly different actual experience compared to expected.

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
UL and Other
Gross assessments	$169	$186	$173
Interest accretion	49	46	38

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
UL and Other
Interest accretion rate	4.8%	4.8%

12. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2024
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$5,397	$19	$5,416
ABS	–	150	22	172
U.S. government bonds	9	–	–	9
Foreign government bonds	–	15	–	15
RMBS	–	224	3	227
CMBS	–	106	–	106
State and municipal bonds	–	358	–	358
Hybrid and redeemable preferred securities	–	36	–	36
Equity securities	–	9	–	9
Derivative investments (1)	–	21	–	21
Other investments – short-term investments	–	–	1	1
MRB assets	–	–	267	267
Other assets – LPR ceded derivative	–	–	15	15
Separate account assets	20	7,862	–	7,882
Total assets	$29	$14,178	$327	$14,534

Liabilities
Policyholder account balances – fixed annuity
and IUL contracts	$–	$–	$(2)	$(2)
MRB liabilities	–	–	(32)	(32)
Other liabilities:
Ceded MRBs	–	–	(187)	(187)
Derivative liabilities (1)	–	(1)	–	(1)
Total liabilities	$–	$(1)	$(221)	$(222)

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$5,670	$14	$5,684
ABS	–	139	10	149
U.S. government bonds	10	–	–	10
Foreign government bonds	–	21	–	21
RMBS	–	238	3	241
CMBS	–	110	–	110
State and municipal bonds	–	465	–	465
Hybrid and redeemable preferred securities	–	44	–	44
Equity securities	–	8	–	8
Derivative investments (1)	–	18	–	18
MRB assets	–	–	215	215
Other assets – LPR ceded derivative	–	–	16	16
Separate account assets	20	7,578	–	7,598
Total assets	$30	$14,291	$258	$14,579

Liabilities
Policyholder account balances – fixed annuity
and IUL contracts	$–	$–	$(2)	$(2)
MRB liabilities	–	–	(57)	(57)
Other liabilities:
Ceded MRBs	–	–	(123)	(123)
Derivative liabilities (1)	–	(2)	–	(2)
Total liabilities	$–	$(2)	$(182)	$(184)

(1)Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 8.

	For the Year Ended December 31, 2024
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$14	$–	$1	$10	$(6)	$19
ABS	10	–	(1)	32	(19)	22
RMBS	3	–	–	–	–	3
CMBS	–	–	–	1	(1)	–
Other investments	–	–	–	1	–	1
Other assets – LPR ceded derivative (3)	16	(1)	–	–	–	15
Liabilities
Policyholder account balances – fixed
annuity and IUL contracts (4)	(2)	(2)	–	2	–	(2)
Other liabilities – ceded MRBs (5)	(123)	(64)	–	–	–	(187)
Total, net	$(82)	$(67)	$–	$46	$(26)	$(129)

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$11	$–	$–	$(4)	$7	$14
ABS	9	–	–	6	(5)	10
RMBS	–	–	–	–	3	3
Hybrid and redeemable
preferred securities	4	–	(1)	–	(3)	–
Other assets – LPR ceded derivative (3)	14	2	–	–	–	16
Liabilities
Policyholder account balances – fixed
annuity and IUL contracts (4)	1	(3)	–	–	–	(2)
Other liabilities – ceded MRBs (5)	(68)	(55)	–	–	–	(123)
Total, net	$(29)	(56)	(1)	2	2	(82)

	For the Year Ended December 31, 2022
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$100	$–	$(44)	$8	$(53)	$11
ABS	10	–	(1)	–	–	9
Foreign government bonds	6	–	(3)	–	(3)	–
Hybrid and redeemable
preferred securities	5	–	(1)	–	–	4
Other assets:
Ceded MRBs (5)	83	(83)	–	–	–	–
LPR ceded derivative (3)	19	(5)	–	–	–	14
Liabilities
Policyholder account balances –
indexed annuity and IUL contracts
embedded derivatives (4)	(3)	3	–	1	–	1
Other liabilities – ceded MRBs (5)	(19)	(49)	–	–	–	(68)
Total, net	$201	$(134)	$(49)	$9	$(56)	$(29)

(1)The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 4).
(2)Amortization and accretion of premiums and discounts are included in net investment income on the Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(3)Gains (losses) from the changes in fair value are included in benefits on the Statements of Comprehensive Income (Loss).
(4)Gains (losses) from the changes in fair value are included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(5)Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2024
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$11	$–	$–	$–	$(1)	$10
ABS	34	–	–	(2)	–	32
CMBS	1	–	–	–	–	1
Other investments	2	–	(1)	–	–	1
Policyholder account balances – fixed
annuity and IUL contracts	–	–	–	2	–	2
Total, net	$48	$–	$(1)	$–	$(1)	$46

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1	$–	$–	$–	$(5)	$(4)
ABS	8	–	–	(2)	–	6
Total, net	$9	$–	$–	$(2)	$(5)	$2

	For the Year Ended December 31, 2022
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$11	$(2)	$–	$(1)	$–	$8
ABS	1	–	–	(1)	–	–
Policyholder account balances –
indexed annuity and IUL contracts
embedded derivatives	–	–	–	1	–	1
Total, net	$12	$(2)	$–	$(1)	$–	$9

The following summarizes changes in unrealized gains (losses) included in net income related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2024	2023	2022
MRBs (1)	70	65	13
Other assets – LPR ceded derivative (2)	(1)	2	(5)
Total, net	$69	$67	$8

(1)Included in market risk benefit gain (loss) on the Statements of Comprehensive Income (Loss).
(2)Included in benefits on the Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$–	$(44)
ABS	–	–	(1)
Foreign government bonds	–	–	(3)
Hybrid and redeemable preferred securities	–	–	(1)
Total, net	$–	$–	$(49)

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2024
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$(6)	$(6)
ABS	–	(19)	(19)
CMBS	–	(1)	(1)
Total, net	$–	$(26)	$(26)

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$9	$(2)	$7
ABS	–	(5)	(5)
RMBS	3	–	3
Hybrid and redeemable preferred securities	1	(4)	(3)
Total, net	$13	$(11)	$2

	For the Year Ended December 31, 2022
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$3	$(56)	$(53)
Foreign government bonds	–	(3)	(3)
Total, net	$3	$(59)	$(56)

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2024, 2023 and 2022, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available. In 2022, transfers out of Level 3 included corporate bonds for which we changed valuation techniques. This change in valuation technique was primarily from a change to a third-party-provided pricing model that did not use significant unobservable inputs. This updated valuation technique is considered industry standard and provides us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2024:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities –
Corporate bonds	$8	Discounted cash flow	Liquidity/duration adjustment (2)	1.9%	-	2.8%	2.0%

MRB assets	267	Discounted cash flow	Lapse (3)	1%	-	30%	(10)
			Utilization of GLB withdrawals (4)	85%	-	100%	92%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			Non-performance risk (6)	0.25%	-	2.00%	1.58%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	-	29%	14.50%
Other assets – LPR
ceded derivative	15	Discounted cash flow	Lapse (3)	0.1%	-	2.00%	(10)
			Non-performance risk (6)	0.25%	-	2.00%	1.40%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed
annuity contracts
embedded derivatives	$(1)	Discounted cash flow	Lapse (3)	0%	-	9%	(10)
			Mortality (7)			(9)	(10)

MRB liabilities	(32)
Other liabilities –
ceded MRBs	(187)	Discounted cash flow	Lapse (3)	1%	-	30%	(10)
			Utilization of GLB withdrawals (4)	85%	-	100%	92%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			Non-performance risk (6)	0.25%	-	2.00%	1.58%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	-	29%	14.50%

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2023:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities –
Corporate bonds	$1	Discounted cash flow	Liquidity/duration adjustment (2)	2.1%	-	2.1%	2.1%

MRB assets	215	Discounted cash flow	Lapse (3)	1%	-	30%	(10)
			Utilization of GLB withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			Non-performance risk (6)	0.51%	-	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	-	29%	13.92%
Other assets – LPR
ceded derivative	16	Discounted cash flow	Lapse (3)	0.1%	-	2.00%	(10)
			Non-performance risk (6)	0.51%	-	2.13%	1.58%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed
annuity contracts
embedded derivatives	$(1)	Discounted cash flow	Lapse (3)	0%	-	9%	(10)
			Mortality (7)			(9)	(10)

MRB liabilities	(57)
Other liabilities –
ceded MRBs	(123)	Discounted cash flow	Lapse (3)	1%	-	30%	(10)
			Utilization of GLB withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			Non-performance risk (6)	0.51%	-	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	-	29%	13.92%

(1)Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2)The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3)The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period.
(4)The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.
(5)The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.
(6)The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market

observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the         sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7)The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9)The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10)A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

•Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with GDB riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

Financial Instruments Not Carried at Fair Value

The following summarizes the fair value by the fair value hierarchy levels and the carrying amount of our financial instruments not carried at fair value (in millions):

	As of December 31, 2024
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$797	$–	$797	$897
Other investments	–	–	2	2	2
Policy loans	–	181	–	181	181
Cash and invested cash	–	133	–	133	133

Liabilities
Policyholder account balances and other liabilities	$–	$–	$(808)	$(808)	$(1,247)
Other liabilities – short-term debt	–	(4)	–	(4)	(4)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(1,670)	(1,670)	(1,670)

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$826	$–	$826	$919
Other investments	–	–	2	2	2
Policy loans	–	188	–	188	188
Cash and invested cash	–	75	–	75	75

Liabilities
Policyholder account balances and other liabilities	$–	$–	$(962)	$(962)	$(1,291)
Other liabilities – short-term debt	–	(6)	–	(6)	(6)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(1,638)	(1,638)	(1,638)

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown above are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, LTV, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value and primarily includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our FHLB stock are classified as Level 3 within the fair value hierarchy.

Policy Loans

The carrying value for policy loans are the unpaid principal balances. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

Policyholder Account Balances and Other Liabilities

Policyholder account balances and other liabilities include account balances of certain investment contracts that exclude significant mortality or morbidity risk. The fair value of the account balances of certain investment contracts is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Short-Term Debt

The carrying value of short-term debt approximates fair value. The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Funds Withheld Reinsurance Liabilities

Funds withheld reinsurance liabilities includes our obligation to pay reinsurers under coinsurance with funds withheld and modified coinsurance arrangements where the Company is the cedant. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to the Company’s reinsurance agreements. The embedded derivatives are carried at fair value and thus excluded from the preceding table. The inputs used to measure the remaining balance are classified as Level 3 within the fair value hierarchy.

13. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments and tax authorities, regularly make inquiries and conduct examinations, investigations or audits concerning our compliance with, among other things, insurance laws, tax laws and unclaimed property laws. Tax-related matters can include disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2024. An adverse outcome in one or more of these matters may have a material impact on the financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance Litigation

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, which has been previously disclosed by our parent company, LNL, entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, which has been previously disclosed by our parent company, LNL, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by LNL’s parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. The provisional settlement for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski) remains subject to final approval of the court. While reasonably possible, the provisional settlement is currently not expected to have a material effect on LLANY’s financial statements. On March 29, 2024, the court issued its summary judgment decision, granting LLANY’s motion in part and denying it in part, and entering summary judgment against twenty-two policyholders that the court determined were not economically harmed. On June 25, 2024, the court granted LLANY’s April 12, 2024, motion to stay proceedings in this matter pending the completion of the approval process in Glover.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe

Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter. Plaintiff filed a notice of appeal on July 28, 2021, and on September 26, 2022, the U.S. Court of Appeals for the Second Circuit reserved its decision and certified a question to the New York Court of Appeals. On October 20, 2022, the New York Court of Appeals accepted the question. On October 19, 2023, the New York Court of Appeals answered the question in LLANY’s favor and transmitted the decision to the U.S. Court of Appeals for the Second Circuit. Plaintiff sought, and was granted, supplemental briefing before the U.S. Court of Appeals for the Second Circuit with respect to certain aspects of the New York Court of Appeals’ decision. The supplemental briefing was completed January 23, 2024. On August 8, 2024, the U.S. Court of Appeals for the Second Circuit affirmed the District Court’s decision dismissing the case. Plaintiff’s November 6, 2024, deadline by which to file a petition for a writ of certiorari to the Supreme Court has passed. As a result, with the affirmation of the decision dismissing the case, this matter is now concluded.

Commitments

Vulnerability from Concentrations

As of December 31, 2024, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the years ended December 31, 2024 and 2023, 84% and 87%, respectively, of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

14. Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain Other Investments
Balance as of beginning-of-year	$(467)	$(652)	$879
Unrealized holding gains (losses) arising during the year	(242)	251	(2,102)
Change in foreign currency exchange rate adjustment	(6)	4	(10)
Change in future contract benefits and policyholder account balances, net of reinsurance	17	(27)	174
Income tax benefit (expense)	49	(48)	407
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(3)	(6)	–
Income tax benefit (expense)	1	1	–
Balance as of end-of-year	$(647)	$(467)	$(652)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$11	$17	$1
Unrealized holding gains (losses) arising during the year	1	(3)	12
Change in foreign currency exchange rate adjustment	6	(4)	10
Income tax benefit (expense)	(2)	2	(5)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	2	1	1
Balance as of end-of-year	$14	$11	$17
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$42	$78	$87
Adjustment arising during the year	(57)	(46)	(11)
Income tax benefit (expense)	12	10	2
Balance as of end-of-year	$(3)	$42	$78
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$7	$14	$(48)
Adjustment arising during the year	11	(9)	79
Income tax benefit (expense)	(2)	2	(17)
Balance as of end-of-year	$16	$7	$14

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$(3)	$(6)	$–	Realized gain (loss)
Reclassification before income tax benefit (expense)	(3)	(6)	–	Income (loss) before taxes
Income tax benefit (expense)	1	1	–	Federal income tax expense (benefit)
Reclassification, net of income tax	$(2)	$(5)	$–	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Foreign currency contracts	$2	$1	$1	Net investment income
Reclassifications, net of income tax	$2	$1	$1	Net income (loss)

15. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Fixed maturity AFS securities:
Gross gains	$–	$1	$1
Gross losses	(3)	(7)	(1)
Credit loss benefit (expense) (1)	–	(1)	(3)
Realized gain (loss) on equity securities (2)	1	–	–
Credit loss benefit (expense) on mortgage loans on real estate	1	–	–
Credit loss benefit (expense) on reinsurance-related assets	–	–	(17)
Indexed product derivative results (3)	–	–	(1)
GLB rider fees ceded to LNL and attributed fees	10	9	4
Total realized gain (loss)	$9	$2	$(17)

(1)Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(2)Includes mark-to-market adjustments on equity securities still held of $1 million for the year ended December 31, 2024. There were no mark-to-market adjustments on equity securities for the years ended December 31, 2023 and 2022.
(3)Represents the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts, and the associated index options to hedge policyholder index allocations applicable to future reset periods for our indexed annuity products.

16. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Commissions	$51	$52	$55
General and administrative expenses	71	77	70
Expenses associated with reserve financing, LOCs and other	22	20	19
DAC and VOBA deferrals, net of amortization	38	39	33
Taxes, licenses and fees	17	19	23
Total	$199	$207	$200

17. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Current	$(3)	$37	$(13)
Deferred	27	(10)	(20)
Federal income tax expense (benefit)	$24	$27	$(33)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Income (loss) before taxes	$164	$155	$(123)
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	34	33	(26)
Effect of:
Tax-preferred investment income (1)	(2)	(4)	(5)
Tax credits	(1)	(2)	(2)
Release of uncertain tax positions	(7)	–	–
Federal income tax expense (benefit)	$24	$27	$(33)
Effective tax rate	15%	17%	27%

(1)Relates primarily to separate account dividends eligible for the dividends-received deduction.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2024	2023
Current	$9	$(5)
Deferred	18	(12)
Total federal income tax asset (liability)	$27	$(17)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2024	2023
Deferred Tax Assets
Net unrealized loss on fixed maturity AFS securities	$182	$131
Tax credits	2	2
Other	1	1
Total deferred tax assets	$185	$134
Deferred Tax Liabilities
DAC and VOBA	77	83
Insurance liabilities and reinsurance-related balances	73	49
Investment activity	5	4
MRB-related activity	10	8
Other	2	2
Total deferred tax liabilities	$167	$146
Net deferred tax asset (liability)	$18	$(12)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2024, we have $2 million of federal income tax credits that can be carried forward to 2030 through 2034. As of December 31, 2024, we did not have any net operating loss carryforwards or net capital loss carryforwards.

We are subject to examination by U.S. federal, state, local and non-U.S. income tax authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2020. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$9	$3
Increases for prior year tax positions	(7)	6
Balance as of end-of-year	$2	$9

As of December 31, 2024 and 2023, $2 million and $9 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will not decrease by the end of 2025.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2024, 2023 and 2022, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2024 and 2023.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2024.

18. Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2024	2023
U.S. capital and surplus	$985	$1,033

	For the Years Ended December 31,
	2024	2023	2022
U.S. net gain (loss) from operations, after-tax	$141	$165	$72
U.S. net income (loss)	143	159	68

State Prescribed Practices

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices include the use of a more conservative valuation interest rate on certain annuities and use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for individual life insurance and variable annuity contracts that may be more conservative than those required by NAIC SAP.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2024	2023
State Prescribed Practices
Conservative valuation rate on certain annuities	$1	$(2)
Calculation of reserves using continuous CARVM	1	(1)
Conservative Reg 213 reserves on variable annuity and individual life
insurance contracts	20	(31)

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2024, the Company’s RBC ratio was approximately nine times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York

State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of approximately $100 million in 2025 without New York State Department of Financial Services approval.

19. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Net cash paid (received) for:
Income taxes	$11	$47	$(27)
Interest	2	2	–

20. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Balance Sheets:

	As of December 31,
	2024	2023
Assets with affiliates:
Ceded reinsurance contracts	$83	$100	Reinsurance recoverables, net of
			allowance for credit losses
Ceded reinsurance contracts	21	22	Other assets
Service agreement receivable	1	4	Other assets

Liabilities with affiliates:
Cash management agreement	4	6	Other liabilities
Ceded reinsurance contracts	198	135	Other liabilities
Service agreement payable	27	13	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(51)	$(44)	$(41)	Insurance premiums
Cash management agreement activity	–	(2)	–	Net investment income
Realized gains (losses) on ceded reinsurance
contracts – other gains (losses)	(32)	(34)	(36)	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded
reinsurance contracts	(2)	(2)	5	Benefits
Interest credited on ceded reinsurance contracts	(1)	(1)	(1)	Interest credited
Market risk benefit (gain) loss on ceded
reinsurance contracts	65	54	132	Market risk benefit (gain) loss
Ceded reinsurance contracts	(12)	(14)	(17)	Commissions and other expenses
Service agreement payments	74	82	72	Commissions and other expenses
Cash management agreement activity	2	–	–	Commissions and other expenses

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing limit is currently 2% of our admitted assets as of December 31, 2024.

Service Agreements

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, account balances, weighted policies in force and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL, our parent, and LNBAR, a wholly owned subsidiary of LNC. We cede MRBs on certain variable annuity GLB and GDB to LNL where these guarantees are incorporated into our overall variable annuity hedging program.

21. Subsequent Events

Management evaluated subsequent events for the Company through March 28, 2025, the date the financial statements were available to be issued.

On March 21, 2025, LLANY paid a cash dividend in the amount of $98 million to LNL.

Management identified no other items or events required for disclosure.

LLANY Separate Account S For Flexible Premium Variable Life Insurance

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of assets and liabilities
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

AB VPS Discovery Value Portfolio - Class A	$7,629	$7,629	$7,629
AB VPS International Value Portfolio - Class A	27,563	27,563	27,563
AB VPS Relative Value Portfolio - Class A	504,435	504,435	504,435
AB VPS Sustainable Global Thematic Portfolio - Class A	229,849	229,849	229,849
American Funds Global Growth Fund - Class 2	194,562	194,562	194,562
American Funds Global Small Capitalization Fund - Class 2	8,642	8,642	8,642
American Funds Growth Fund - Class 2	2,201,949	2,201,949	2,201,949
American Funds Growth-Income Fund - Class 2	242,393	242,393	242,393
American Funds High-Income Trust - Class 2	5,467	5,467	5,467
American Funds International Fund - Class 2	107,379	107,379	107,379
American Funds U.S. Government Securities Fund - Class 2	35,404	35,404	35,404
DWS Equity 500 Index VIP Portfolio - Class A	835,931	835,931	835,931
DWS Small Cap Index VIP Portfolio - Class A	113,156	113,156	113,156
Fidelity® VIP Asset Manager Portfolio - Service Class	159,941	159,941	159,941
Fidelity® VIP Contrafund® Portfolio - Service Class	337,214	337,214	337,214
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	2,102	2,102	2,102
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	772,495	772,495	772,495
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	4,204	4,204	4,204
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	30,479	30,479	30,479
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	8,408	8,408	8,408
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	74,622	74,622	74,622
Fidelity® VIP Mid Cap Portfolio - Service Class	42,370	42,370	42,370
Fidelity® VIP Overseas Portfolio - Service Class	202,873	202,873	202,873
Franklin Mutual Shares VIP Fund - Class 1	34,523	34,523	34,523
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	30,479	30,479	30,479
Janus Henderson Balanced Portfolio - Service Shares	884,272	884,272	884,272
LVIP American Century Disciplined Core Value Fund - Standard Class II	14,307	14,307	14,307
LVIP American Century Inflation Protection Fund - Service Class	31,702	31,702	31,702
LVIP American Century International Fund - Standard Class II	88,366	88,366	88,366
LVIP Baron Growth Opportunities Fund - Service Class	131,442	131,442	131,442
LVIP Baron Growth Opportunities Fund - Standard Class	87,404	87,404	87,404
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	14,236	14,236	14,236
LVIP BlackRock Global Allocation Fund - Standard Class	31,291	31,291	31,291
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	21,472	21,472	21,472
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	339,145	339,145	339,145
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	5,445	5,445	5,445
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	20,851	20,851	20,851
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2,279	2,279	2,279
LVIP Government Money Market Fund - Standard Class	5,488,242	5,488,242	5,488,242
LVIP Macquarie Bond Fund - Standard Class	514,964	514,964	514,964
LVIP Macquarie Diversified Income Fund - Standard Class	73,612	73,612	73,612
LVIP Macquarie High Yield Fund - Standard Class	17,280	17,280	17,280
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	208,778	208,778	208,778
LVIP Macquarie Social Awareness Fund - Standard Class	19,839	19,839	19,839
LVIP Macquarie U.S. Growth Fund - Standard Class	192,623	192,623	192,623
LVIP Macquarie U.S. REIT Fund - Standard Class	52,291	52,291	52,291
LVIP Macquarie Value Fund - Standard Class	144,628	144,628	144,628
LVIP Macquarie Wealth Builder Fund - Standard Class	36,993	36,993	36,993
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

LVIP Mondrian International Value Fund - Standard Class	$104,935	$104,935	$104,935
LVIP SSGA Bond Index Fund - Standard Class	31,530	31,530	31,530
LVIP SSGA International Index Fund - Standard Class	169,213	169,213	169,213
LVIP SSGA Mid-Cap Index Fund - Standard Class	858,678	858,678	858,678
LVIP SSGA S&P 500 Index Fund - Standard Class	1,509,672	1,509,672	1,509,672
LVIP SSGA Small-Cap Index Fund - Standard Class	292,182	292,182	292,182
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	110,626	110,626	110,626
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	239,631	239,631	239,631
Macquarie VIP Emerging Markets Series - Standard Class	60,214	60,214	60,214
Macquarie VIP Small Cap Value Series - Standard Class	437,874	437,874	437,874
MFS® VIT Mid Cap Growth Series - Initial Class	33,632	33,632	33,632
MFS® VIT New Discovery Series - Initial Class	28,377	28,377	28,377
MFS® VIT Total Return Series - Initial Class	459,632	459,632	459,632
MFS® VIT Utilities Series - Initial Class	55,484	55,484	55,484
MFS® VIT III Mid Cap Value Portfolio - Initial Class	124,020	124,020	124,020
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	188,530	188,530	188,530
Templeton Global Bond VIP Fund - Class 1	260,552	260,552	260,552
Templeton Growth VIP Fund - Class 1	8,184	8,184	8,184
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of operations
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Discovery Value Portfolio - Class A	$65	$(15)	$50	$12	$373	$385	$267	$702
AB VPS International Value Portfolio - Class A	767	(57)	710	75	—	75	542	1,327
AB VPS Relative Value Portfolio - Class A	7,286	(1,000)	6,286	1,535	17,308	18,843	33,558	58,687
AB VPS Sustainable Global Thematic Portfolio - Class A	—	(469)	(469)	254	668	922	12,983	13,436
American Funds Global Growth Fund - Class 2	3,019	(389)	2,630	807	5,576	6,383	14,707	23,720
American Funds Global Small Capitalization Fund - Class 2	93	(18)	75	(71)	322	251	(138)	188
American Funds Growth Fund - Class 2	6,701	(856)	5,845	428,482	45,448	473,930	66,730	546,505
American Funds Growth-Income Fund - Class 2	2,532	(13)	2,519	26,944	9,869	36,813	8,633	47,965
American Funds High-Income Trust - Class 2	355	(11)	344	(2)	—	(2)	139	481
American Funds International Fund - Class 2	2,149	(935)	1,214	(5,839)	—	(5,839)	39,636	35,011
American Funds U.S. Government Securities Fund - Class 2	1,434	(71)	1,363	(247)	—	(247)	(917)	199
BlackRock Equity Dividend V.I. Fund - Class I	1,501	(277)	1,224	2,974	423	3,397	7,934	12,555
ClearBridge Variable Small Cap Growth Portfolio - Class I	—	(105)	(105)	(1,940)	63	(1,877)	4,041	2,059
DWS Equity 500 Index VIP Portfolio - Class A	10,814	(1,907)	8,907	69,088	51,517	120,605	66,770	196,282
DWS Small Cap Index VIP Portfolio - Class A	2,008	(407)	1,601	2,737	4,707	7,444	13,453	22,498
Fidelity® VIP Asset Manager Portfolio - Service Class	3,752	(316)	3,436	412	1,010	1,422	7,422	12,280
Fidelity® VIP Contrafund® Portfolio - Service Class	286	(628)	(342)	4,779	38,057	42,836	44,243	86,737
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	58	—	58	11	56	67	42	167
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	16,201	—	16,201	42,050	1,667	43,717	3,053	62,971
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	52	—	52	29	14	43	59	154
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	348	—	348	2,149	401	2,550	107	3,005
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	94	—	94	672	158	830	157	1,081
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	10,374	(733)	9,641	(33,775)	—	(33,775)	33,520	9,386
Fidelity® VIP Mid Cap Portfolio - Service Class	195	(40)	155	4,116	5,573	9,689	(2,163)	7,681
Fidelity® VIP Overseas Portfolio - Service Class	3,382	(35)	3,347	24,604	9,677	34,281	(29,801)	7,827
Franklin Mutual Shares VIP Fund - Class 1	747	(29)	718	(3,561)	690	(2,871)	6,438	4,285
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	—	—	—	6,346	1,816	8,162	(991)	7,171
Janus Henderson Balanced Portfolio - Service Shares	14,964	(2,964)	12,000	4,920	—	4,920	97,412	114,332
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	—	(1,725)	(1,725)	269,814	5,725	275,539	(43,888)	229,926
LVIP American Century Disciplined Core Value Fund - Standard Class II	185	(28)	157	(10)	—	(10)	1,525	1,672
LVIP American Century Inflation Protection Fund - Service Class	1,192	(65)	1,127	(76)	—	(76)	(613)	438
LVIP American Century International Fund - Standard Class II	1,482	(184)	1,298	173	—	173	739	2,210
LVIP Baron Growth Opportunities Fund - Service Class	299	(261)	38	1,146	601	1,747	4,905	6,690
LVIP Baron Growth Opportunities Fund - Standard Class	408	(174)	234	872	380	1,252	3,188	4,674
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	398	(28)	370	49	778	827	281	1,478
LVIP BlackRock Global Allocation Fund - Standard Class	407	(25)	382	1,912	736	2,648	127	3,157
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1	(39)	(38)	153	1,081	1,234	3,867	5,063
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	3,586	(644)	2,942	3,269	13,890	17,159	38,983	59,084
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	187	(11)	176	(13)	36	23	190	389
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	604	(41)	563	(34)	152	118	1,418	2,099
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	68	(4)	64	(3)	17	14	133	211
LVIP Government Money Market Fund - Standard Class	218,469	(1,579)	216,890	(2)	166	164	2	217,056
LVIP JPMorgan High Yield Fund - Standard Class	5,760	(765)	4,995	1,736	—	1,736	32,644	39,375
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP JPMorgan Retirement Income Fund - Standard Class	$—	$—	$—	$972	$—	$972	$(1,368)	$(396)
LVIP Macquarie Bond Fund - Standard Class	25,964	(1,570)	24,394	(12,842)	—	(12,842)	(3,917)	7,635
LVIP Macquarie Diversified Income Fund - Standard Class	3,134	(148)	2,986	(341)	—	(341)	(1,321)	1,324
LVIP Macquarie High Yield Fund - Standard Class	1,099	(34)	1,065	(57)	—	(57)	60	1,068
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	8,282	(415)	7,867	(130)	—	(130)	602	8,339
LVIP Macquarie Mid Cap Value Fund - Standard Class	—	(36)	(36)	3,652	672	4,324	(117)	4,171
LVIP Macquarie Social Awareness Fund - Standard Class	159	(37)	122	120	620	740	2,625	3,487
LVIP Macquarie U.S. Growth Fund - Standard Class	—	(346)	(346)	780	14,838	15,618	34,365	49,637
LVIP Macquarie U.S. REIT Fund - Standard Class	1,640	(133)	1,507	2,985	—	2,985	2,308	6,800
LVIP Macquarie Value Fund - Standard Class	2,844	(529)	2,315	(5,197)	12,008	6,811	20,036	29,162
LVIP Macquarie Wealth Builder Fund - Standard Class	1,038	(73)	965	(110)	—	(110)	1,937	2,792
LVIP Mondrian International Value Fund - Standard Class	3,427	(216)	3,211	701	1,114	1,815	(294)	4,732
LVIP SSGA Bond Index Fund - Standard Class	6,874	(3,031)	3,843	(266,559)	—	(266,559)	307,007	44,291
LVIP SSGA International Index Fund - Standard Class	9,648	(832)	8,816	109,255	—	109,255	(59,795)	58,276
LVIP SSGA Mid-Cap Index Fund - Standard Class	11,022	(911)	10,111	130,167	77,849	208,016	(15,072)	203,055
LVIP SSGA S&P 500 Index Fund - Standard Class	17,229	(1,606)	15,623	496,938	196,730	693,668	(157,697)	551,594
LVIP SSGA Small-Cap Index Fund - Standard Class	5,326	(358)	4,968	48,028	18,531	66,559	(8,463)	63,064
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	322	(273)	49	3,100	13,498	16,598	13,140	29,787
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2,647	—	2,647	27,328	1,269	28,597	13,268	44,512
Macquarie VIP Emerging Markets Series - Standard Class	9,714	(507)	9,207	30,659	—	30,659	2,227	42,093
Macquarie VIP Small Cap Value Series - Standard Class	6,134	(528)	5,606	16,313	16,937	33,250	9,506	48,362
MFS® VIT Mid Cap Growth Series - Initial Class	—	—	—	5,317	1,894	7,211	(4,408)	2,803
MFS® VIT New Discovery Series - Initial Class	—	—	—	2,820	—	2,820	(1,182)	1,638
MFS® VIT Total Return Series - Initial Class	14,276	(1,069)	13,207	(7,406)	27,637	20,231	10,268	43,706
MFS® VIT Utilities Series - Initial Class	1,250	(108)	1,142	180	1,542	1,722	2,942	5,806
MFS® VIT III Mid Cap Value Portfolio - Initial Class	1,460	—	1,460	9,601	4,925	14,526	(71)	15,915
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(504)	(504)	7,294	12,719	20,013	30,480	49,989
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	262	(109)	153	4,159	1,181	5,340	(1,144)	4,349
PIMCO VIT Real Return Portfolio - Administrative Class	981	(61)	920	(3,798)	—	(3,798)	4,179	1,301
Templeton Global Bond VIP Fund - Class 1	—	(567)	(567)	(2,189)	—	(2,189)	(30,829)	(33,585)
Templeton Growth VIP Fund - Class 1	97	(17)	80	18	26	44	315	439
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of changes in net assets
Years Ended December 31, 2023 and 2024

	AB VPS Discovery Value Portfolio - Class A	AB VPS International Value Portfolio - Class A	AB VPS Relative Value Portfolio - Class A	AB VPS Sustainable Global Thematic Portfolio - Class A	American Funds Global Growth Fund - Class 2	American Funds Global Small Capitalization Fund - Class 2	American Funds Growth Fund - Class 2	American Funds Growth-Income Fund - Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$6,430	$24,264	$422,524	$197,841	$148,875	$7,745	$1,292,388	$116,995

Changes From Operations:
Net investment income (loss)	58	165	5,650	185	1,169	6	4,767	2,130
Net realized gain (loss) on investments	540	2	34,131	11,881	12,541	6	79,629	7,488
Net change in unrealized appreciation or depreciation on investments	461	3,416	9,150	18,674	19,113	1,202	394,066	25,361
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,059	3,583	48,931	30,740	32,823	1,214	478,462	34,979

Changes From Unit Transactions:
Net unit transactions	(278)	(825)	(12,664)	(6,136)	(5,245)	(256)	(66,224)	21,171
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(278)	(825)	(12,664)	(6,136)	(5,245)	(256)	(66,224)	21,171

TOTAL INCREASE (DECREASE) IN NET ASSETS	781	2,758	36,267	24,604	27,578	958	412,238	56,150

NET ASSETS AT DECEMBER 31, 2023	7,211	27,022	458,791	222,445	176,453	8,703	1,704,626	173,145

Changes From Operations:
Net investment income (loss)	50	710	6,286	(469)	2,630	75	5,845	2,519
Net realized gain (loss) on investments	385	75	18,843	922	6,383	251	473,930	36,813
Net change in unrealized appreciation or depreciation on investments	267	542	33,558	12,983	14,707	(138)	66,730	8,633
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	702	1,327	58,687	13,436	23,720	188	546,505	47,965

Changes From Unit Transactions:
Net unit transactions	(284)	(786)	(13,043)	(6,032)	(5,611)	(249)	(49,182)	21,283
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(284)	(786)	(13,043)	(6,032)	(5,611)	(249)	(49,182)	21,283

TOTAL INCREASE (DECREASE) IN NET ASSETS	418	541	45,644	7,404	18,109	(61)	497,323	69,248

NET ASSETS AT DECEMBER 31, 2024	$7,629	$27,563	$504,435	$229,849	$194,562	$8,642	$2,201,949	$242,393
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	American Funds High-Income Trust - Class 2	American Funds International Fund - Class 2	American Funds U.S. Government Securities Fund - Class 2	BlackRock Equity Dividend V.I. Fund - Class I	ClearBridge Variable Small Cap Growth Portfolio - Class I	DWS Equity 500 Index VIP Portfolio - Class A	DWS Small Cap Index VIP Portfolio - Class A	Fidelity® VIP Asset Manager Portfolio - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$4,700	$421,681	$35,920	$81,565	$50,593	$670,435	$150,960	$138,588

Changes From Operations:
Net investment income (loss)	339	4,976	1,254	1,392	(121)	8,460	1,334	3,008
Net realized gain (loss) on investments	(16)	(4,044)	(280)	3,706	(253)	42,267	2,728	1,553
Net change in unrealized appreciation or depreciation on investments	243	64,521	(31)	4,317	5,702	119,292	20,039	12,754
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	566	65,453	943	9,415	5,328	170,019	24,101	17,315

Changes From Unit Transactions:
Net unit transactions	(144)	(5,458)	(859)	(3,593)	17,656	(22,548)	(7,271)	(4,131)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(144)	(5,458)	(859)	(3,593)	17,656	(22,548)	(7,271)	(4,131)

TOTAL INCREASE (DECREASE) IN NET ASSETS	422	59,995	84	5,822	22,984	147,471	16,830	13,184

NET ASSETS AT DECEMBER 31, 2023	5,122	481,676	36,004	87,387	73,577	817,906	167,790	151,772

Changes From Operations:
Net investment income (loss)	344	1,214	1,363	1,224	(105)	8,907	1,601	3,436
Net realized gain (loss) on investments	(2)	(5,839)	(247)	3,397	(1,877)	120,605	7,444	1,422
Net change in unrealized appreciation or depreciation on investments	139	39,636	(917)	7,934	4,041	66,770	13,453	7,422
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	481	35,011	199	12,555	2,059	196,282	22,498	12,280

Changes From Unit Transactions:
Net unit transactions	(136)	(409,308)	(799)	(99,942)	(75,636)	(178,257)	(77,132)	(4,111)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(136)	(409,308)	(799)	(99,942)	(75,636)	(178,257)	(77,132)	(4,111)

TOTAL INCREASE (DECREASE) IN NET ASSETS	345	(374,297)	(600)	(87,387)	(73,577)	18,025	(54,634)	8,169

NET ASSETS AT DECEMBER 31, 2024	$5,467	$107,379	$35,404	$—	$—	$835,931	$113,156	$159,941
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Fidelity® VIP Contrafund® Portfolio - Service Class	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	Fidelity® VIP Investment Grade Bond Portfolio - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$206,336	$826	$232,954	$—	$—	$117,303	$—	$430,743

Changes From Operations:
Net investment income (loss)	463	46	9,732	—	173	260	68	24,876
Net realized gain (loss) on investments	10,247	(28)	(918)	—	66	(1,277)	11	(4,214)
Net change in unrealized appreciation or depreciation on investments	56,212	137	40,998	—	990	16,052	389	49,164
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	66,922	155	49,812	—	1,229	15,035	468	69,826

Changes From Unit Transactions:
Net unit transactions	(10,656)	889	197,031	—	14,671	(132,338)	5,144	535,993
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,656)	889	197,031	—	14,671	(132,338)	5,144	535,993

TOTAL INCREASE (DECREASE) IN NET ASSETS	56,266	1,044	246,843	—	15,900	(117,303)	5,612	605,819

NET ASSETS AT DECEMBER 31, 2023	262,602	1,870	479,797	—	15,900	—	5,612	1,036,562

Changes From Operations:
Net investment income (loss)	(342)	58	16,201	52	348	—	94	9,641
Net realized gain (loss) on investments	42,836	67	43,717	43	2,550	—	830	(33,775)
Net change in unrealized appreciation or depreciation on investments	44,243	42	3,053	59	107	—	157	33,520
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	86,737	167	62,971	154	3,005	—	1,081	9,386

Changes From Unit Transactions:
Net unit transactions	(12,125)	65	229,727	4,050	11,574	—	1,715	(971,326)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(12,125)	65	229,727	4,050	11,574	—	1,715	(971,326)

TOTAL INCREASE (DECREASE) IN NET ASSETS	74,612	232	292,698	4,204	14,579	—	2,796	(961,940)

NET ASSETS AT DECEMBER 31, 2024	$337,214	$2,102	$772,495	$4,204	$30,479	$—	$8,408	$74,622
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Fidelity® VIP Mid Cap Portfolio - Service Class	Fidelity® VIP Overseas Portfolio - Service Class	Franklin Mutual Shares VIP Fund - Class 1	Invesco V.I. Main Street Small Cap Fund®- Series I Shares	Janus Henderson Balanced Portfolio - Service Shares	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	LVIP American Century Disciplined Core Value Fund - Standard Class II	LVIP American Century Inflation Protection Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$41,991	$178,419	$34,459	$47,086	$688,398	$857,117	$12,324	$32,399

Changes From Operations:
Net investment income (loss)	178	1,820	785	201	10,586	(2,012)	165	1,009
Net realized gain (loss) on investments	1,255	11,377	2,913	(4,591)	3,769	(41,341)	(84)	(108)
Net change in unrealized appreciation or depreciation on investments	5,187	24,460	1,413	6,995	86,271	395,295	936	111
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,620	37,657	5,111	2,605	100,626	351,942	1,017	1,012

Changes From Unit Transactions:
Net unit transactions	1,782	(7,904)	2,261	(29,115)	(9,632)	(132,421)	(348)	(1,109)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,782	(7,904)	2,261	(29,115)	(9,632)	(132,421)	(348)	(1,109)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,402	29,753	7,372	(26,510)	90,994	219,521	669	(97)

NET ASSETS AT DECEMBER 31, 2023	50,393	208,172	41,831	20,576	779,392	1,076,638	12,993	32,302

Changes From Operations:
Net investment income (loss)	155	3,347	718	—	12,000	(1,725)	157	1,127
Net realized gain (loss) on investments	9,689	34,281	(2,871)	8,162	4,920	275,539	(10)	(76)
Net change in unrealized appreciation or depreciation on investments	(2,163)	(29,801)	6,438	(991)	97,412	(43,888)	1,525	(613)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,681	7,827	4,285	7,171	114,332	229,926	1,672	438

Changes From Unit Transactions:
Net unit transactions	(15,704)	(13,126)	(11,593)	2,732	(9,452)	(1,306,564)	(358)	(1,038)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(15,704)	(13,126)	(11,593)	2,732	(9,452)	(1,306,564)	(358)	(1,038)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,023)	(5,299)	(7,308)	9,903	104,880	(1,076,638)	1,314	(600)

NET ASSETS AT DECEMBER 31, 2024	$42,370	$202,873	$34,523	$30,479	$884,272	$—	$14,307	$31,702
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP American Century International Fund - Standard Class II	LVIP Baron Growth Opportunities Fund - Service Class	LVIP Baron Growth Opportunities Fund - Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	LVIP BlackRock Global Allocation Fund - Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$81,764	$111,814	$74,570	$12,333	$30,833	$12,964	$243,890	$4,897

Changes From Operations:
Net investment income (loss)	1,030	(244)	(162)	311	959	32	3,135	91
Net realized gain (loss) on investments	(82)	2,807	1,952	971	(61)	18	14,457	111
Net change in unrealized appreciation or depreciation on investments	9,016	16,859	11,355	(171)	3,464	4,296	36,534	254
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,964	19,422	13,145	1,111	4,362	4,346	54,126	456

Changes From Unit Transactions:
Net unit transactions	(2,820)	(3,257)	(2,602)	(344)	2,490	(419)	(8,538)	(152)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,820)	(3,257)	(2,602)	(344)	2,490	(419)	(8,538)	(152)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,144	16,165	10,543	767	6,852	3,927	45,588	304

NET ASSETS AT DECEMBER 31, 2023	88,908	127,979	85,113	13,100	37,685	16,891	289,478	5,201

Changes From Operations:
Net investment income (loss)	1,298	38	234	370	382	(38)	2,942	176
Net realized gain (loss) on investments	173	1,747	1,252	827	2,648	1,234	17,159	23
Net change in unrealized appreciation or depreciation on investments	739	4,905	3,188	281	127	3,867	38,983	190
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,210	6,690	4,674	1,478	3,157	5,063	59,084	389

Changes From Unit Transactions:
Net unit transactions	(2,752)	(3,227)	(2,383)	(342)	(9,551)	(482)	(9,417)	(145)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,752)	(3,227)	(2,383)	(342)	(9,551)	(482)	(9,417)	(145)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(542)	3,463	2,291	1,136	(6,394)	4,581	49,667	244

NET ASSETS AT DECEMBER 31, 2024	$88,366	$131,442	$87,404	$14,236	$31,291	$21,472	$339,145	$5,445
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Global Growth Allocation Managed Risk Fund - Standard Class	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	LVIP Government Money Market Fund - Standard Class	LVIP JPMorgan High Yield Fund - Standard Class	LVIP JPMorgan Retirement Income Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$17,573	$1,961	$3,895,702	$448,453	$124,738	$950,691	$72,970	$15,569

Changes From Operations:
Net investment income (loss)	315	35	194,484	24,922	2,433	16,405	2,787	1,057
Net realized gain (loss) on investments	(128)	(12)	(2)	(4,355)	(2,221)	(74,870)	(490)	(103)
Net change in unrealized appreciation or depreciation on investments	2,077	200	2	34,464	8,648	68,901	1,991	939
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,264	223	194,484	55,031	8,860	10,436	4,288	1,893

Changes From Unit Transactions:
Net unit transactions	(549)	(59)	408,342	75,101	(63,452)	(380,426)	(2,741)	(685)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(549)	(59)	408,342	75,101	(63,452)	(380,426)	(2,741)	(685)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,715	164	602,826	130,132	(54,592)	(369,990)	1,547	1,208

NET ASSETS AT DECEMBER 31, 2023	19,288	2,125	4,498,528	578,585	70,146	580,701	74,517	16,777

Changes From Operations:
Net investment income (loss)	563	64	216,890	4,995	—	24,394	2,986	1,065
Net realized gain (loss) on investments	118	14	164	1,736	972	(12,842)	(341)	(57)
Net change in unrealized appreciation or depreciation on investments	1,418	133	2	32,644	(1,368)	(3,917)	(1,321)	60
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,099	211	217,056	39,375	(396)	7,635	1,324	1,068

Changes From Unit Transactions:
Net unit transactions	(536)	(57)	772,658	(617,960)	(69,750)	(73,372)	(2,229)	(565)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(536)	(57)	772,658	(617,960)	(69,750)	(73,372)	(2,229)	(565)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,563	154	989,714	(578,585)	(70,146)	(65,737)	(905)	503

NET ASSETS AT DECEMBER 31, 2024	$20,851	$2,279	$5,488,242	$—	$—	$514,964	$73,612	$17,280
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Standard Class	LVIP Macquarie Value Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class	LVIP Mondrian International Value Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$201,673	$21,310	$13,279	$104,286	$68,811	$329,951	$32,923	$90,875

Changes From Operations:
Net investment income (loss)	6,794	357	126	(255)	2,296	4,821	887	3,061
Net realized gain (loss) on investments	(249)	1,953	1,166	(1,112)	(482)	10,161	(232)	336
Net change in unrealized appreciation or depreciation on investments	2,980	361	2,638	50,651	6,675	(3,260)	2,482	14,334
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,525	2,671	3,930	49,284	8,489	11,722	3,137	17,731

Changes From Unit Transactions:
Net unit transactions	(5,594)	2,615	(407)	(5,142)	(1,475)	(12,232)	(935)	(4,222)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,594)	2,615	(407)	(5,142)	(1,475)	(12,232)	(935)	(4,222)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,931	5,286	3,523	44,142	7,014	(510)	2,202	13,509

NET ASSETS AT DECEMBER 31, 2023	205,604	26,596	16,802	148,428	75,825	329,441	35,125	104,384

Changes From Operations:
Net investment income (loss)	7,867	(36)	122	(346)	1,507	2,315	965	3,211
Net realized gain (loss) on investments	(130)	4,324	740	15,618	2,985	6,811	(110)	1,815
Net change in unrealized appreciation or depreciation on investments	602	(117)	2,625	34,365	2,308	20,036	1,937	(294)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,339	4,171	3,487	49,637	6,800	29,162	2,792	4,732

Changes From Unit Transactions:
Net unit transactions	(5,165)	(30,767)	(450)	(5,442)	(30,334)	(213,975)	(924)	(4,181)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,165)	(30,767)	(450)	(5,442)	(30,334)	(213,975)	(924)	(4,181)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,174	(26,596)	3,037	44,195	(23,534)	(184,813)	1,868	551

NET ASSETS AT DECEMBER 31, 2024	$208,778	$—	$19,839	$192,623	$52,291	$144,628	$36,993	$104,935
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP SSGA Bond Index Fund - Standard Class	LVIP SSGA International Index Fund - Standard Class	LVIP SSGA Mid-Cap Index Fund - Standard Class	LVIP SSGA S&P 500 Index Fund - Standard Class	LVIP SSGA Small-Cap Index Fund - Standard Class	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	LVIP Vanguard Domestic Equity ETF Fund - Standard Class	Macquarie VIP Emerging Markets Series - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$2,196,742	$889,722	$1,421,505	$1,905,735	$452,121	$119,598	$103,260	$311,821

Changes From Operations:
Net investment income (loss)	58,222	22,314	17,183	26,142	5,206	(219)	1,750	4,892
Net realized gain (loss) on investments	(25,704)	20,761	54,176	102,544	(19,656)	(678)	4,955	(14,864)
Net change in unrealized appreciation or depreciation on investments	79,999	86,637	138,770	338,615	95,383	25,870	22,169	53,920
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	112,517	129,712	210,129	467,301	80,933	24,973	28,874	43,948

Changes From Unit Transactions:
Net unit transactions	(11,145)	(235,399)	(234,578)	(278,648)	(71,816)	782	9,093	(15,470)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,145)	(235,399)	(234,578)	(278,648)	(71,816)	782	9,093	(15,470)

TOTAL INCREASE (DECREASE) IN NET ASSETS	101,372	(105,687)	(24,449)	188,653	9,117	25,755	37,967	28,478

NET ASSETS AT DECEMBER 31, 2023	2,298,114	784,035	1,397,056	2,094,388	461,238	145,353	141,227	340,299

Changes From Operations:
Net investment income (loss)	3,843	8,816	10,111	15,623	4,968	49	2,647	9,207
Net realized gain (loss) on investments	(266,559)	109,255	208,016	693,668	66,559	16,598	28,597	30,659
Net change in unrealized appreciation or depreciation on investments	307,007	(59,795)	(15,072)	(157,697)	(8,463)	13,140	13,268	2,227
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	44,291	58,276	203,055	551,594	63,064	29,787	44,512	42,093

Changes From Unit Transactions:
Net unit transactions	(2,310,875)	(673,098)	(741,433)	(1,136,310)	(232,120)	(64,514)	53,892	(322,178)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,310,875)	(673,098)	(741,433)	(1,136,310)	(232,120)	(64,514)	53,892	(322,178)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,266,584)	(614,822)	(538,378)	(584,716)	(169,056)	(34,727)	98,404	(280,085)

NET ASSETS AT DECEMBER 31, 2024	$31,530	$169,213	$858,678	$1,509,672	$292,182	$110,626	$239,631	$60,214
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Macquarie VIP Small Cap Value Series - Standard Class	MFS® VIT Mid Cap Growth Series - Initial Class	MFS® VIT New Discovery Series - Initial Class	MFS® VIT Total Return Series - Initial Class	MFS® VIT Utilities Series - Initial Class	MFS® VIT III Mid Cap Value Portfolio - Initial Class	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$348,433	$33,043	$—	$509,932	$53,509	$56,173	$177,463	$33,728

Changes From Operations:
Net investment income (loss)	2,872	—	—	9,616	1,717	1,386	(440)	234
Net realized gain (loss) on investments	13,800	346	(128)	19,667	2,964	583	(1,815)	1,809
Net change in unrealized appreciation or depreciation on investments	16,996	8,810	1,362	22,396	(5,930)	7,074	33,395	1,445
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,668	9,156	1,234	51,679	(1,249)	9,043	31,140	3,488

Changes From Unit Transactions:
Net unit transactions	12,962	20,465	19,342	(11,660)	(1,303)	23,635	(6,552)	(1,469)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	12,962	20,465	19,342	(11,660)	(1,303)	23,635	(6,552)	(1,469)

TOTAL INCREASE (DECREASE) IN NET ASSETS	46,630	29,621	20,576	40,019	(2,552)	32,678	24,588	2,019

NET ASSETS AT DECEMBER 31, 2023	395,063	62,664	20,576	549,951	50,957	88,851	202,051	35,747

Changes From Operations:
Net investment income (loss)	5,606	—	—	13,207	1,142	1,460	(504)	153
Net realized gain (loss) on investments	33,250	7,211	2,820	20,231	1,722	14,526	20,013	5,340
Net change in unrealized appreciation or depreciation on investments	9,506	(4,408)	(1,182)	10,268	2,942	(71)	30,480	(1,144)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	48,362	2,803	1,638	43,706	5,806	15,915	49,989	4,349

Changes From Unit Transactions:
Net unit transactions	(5,551)	(31,835)	6,163	(134,025)	(1,279)	19,254	(63,510)	(40,096)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,551)	(31,835)	6,163	(134,025)	(1,279)	19,254	(63,510)	(40,096)

TOTAL INCREASE (DECREASE) IN NET ASSETS	42,811	(29,032)	7,801	(90,319)	4,527	35,169	(13,521)	(35,747)

NET ASSETS AT DECEMBER 31, 2024	$437,874	$33,632	$28,377	$459,632	$55,484	$124,020	$188,530	$—
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	PIMCO VIT Real Return Portfolio - Administrative Class	Templeton Global Bond VIP Fund - Class 1	Templeton Growth VIP Fund - Class 1
	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$71,139	$299,917	$6,744

Changes From Operations:
Net investment income (loss)	1,767	(588)	244
Net realized gain (loss) on investments	(5,442)	(2,485)	(9)
Net change in unrealized appreciation or depreciation on investments	6,074	11,679	1,165
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,399	8,606	1,400

Changes From Unit Transactions:
Net unit transactions	(16,579)	(7,826)	(197)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(16,579)	(7,826)	(197)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,180)	780	1,203

NET ASSETS AT DECEMBER 31, 2023	56,959	300,697	7,947

Changes From Operations:
Net investment income (loss)	920	(567)	80
Net realized gain (loss) on investments	(3,798)	(2,189)	44
Net change in unrealized appreciation or depreciation on investments	4,179	(30,829)	315
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,301	(33,585)	439

Changes From Unit Transactions:
Net unit transactions	(58,260)	(6,560)	(202)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(58,260)	(6,560)	(202)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(56,959)	(40,145)	237

NET ASSETS AT DECEMBER 31, 2024	$—	$260,552	$8,184
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements
December 31, 2024
1. Accounting Policies and Variable Account Information
The Variable Account: LLANY Separate Account S For Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 22, 2001, are part of the operations of the Company. The Variable Account consists of four products as follows:

•Lincoln CVUL Series III
•Lincoln Corporate Commitment VUL
•Lincoln Corporate Variable 4
•Lincoln Corporate Variable 5
The assets of the Variable Account are owned by the Company. The Variable Account’s assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.
Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.
Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred seventy-one available mutual funds (the Funds) of twenty-five open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. Comstock Fund - Series I Shares**
Invesco V.I. EQV International Equity Fund - Series I Shares**
Invesco V.I. Growth and Income Fund - Series I Shares**
Invesco V.I. Main Street Small Cap Fund®- Series I Shares

AllianceBernstein Variable Products Series Fund:
AB VPS Discovery Value Portfolio - Class A
AB VPS International Value Portfolio - Class A
AB VPS Large Cap Growth Portfolio - Class A**
AB VPS Relative Value Portfolio - Class A
AB VPS Sustainable Global Thematic Portfolio - Class A

Allspring Variable Trust:
Allspring VT Discovery SMID Cap Growth Fund - Class 2**

American Funds Insurance Series®:
American Funds Capital Income Builder® - Class 2**
American Funds Global Growth Fund - Class 2
American Funds Global Small Capitalization Fund - Class 2
American Funds Growth Fund - Class 2
American Funds Growth-Income Fund - Class 2
American Funds High-Income Trust - Class 2
American Funds International Fund - Class 2
American Funds The Bond Fund of America - Class 2**
American Funds U.S. Government Securities Fund - Class 2

BlackRock Variable Series Funds, Inc.:
BlackRock Equity Dividend V.I. Fund - Class I**

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

BlackRock Variable Series Funds II, Inc.:
BlackRock High Yield V.I. Fund - Class I**

Delaware VIP® Trust:
Macquarie VIP Emerging Markets Series - Standard Class
Macquarie VIP Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:
DWS Equity 500 Index VIP Portfolio - Class A
DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio - Class A**

Eaton Vance Variable Trust:
Eaton Vance VT Floating-Rate Income Fund - Initial Class**

Fidelity® Variable Insurance Products:
Fidelity® VIP Asset Manager Portfolio - Service Class
Fidelity® VIP Contrafund® Portfolio - Service Class
Fidelity® VIP Equity-Income Portfolio - Service Class**
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class**
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class**
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class**
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class**
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class**
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class**
Fidelity® VIP Growth Portfolio - Service Class**
Fidelity® VIP Investment Grade Bond Portfolio - Service Class
Fidelity® VIP Mid Cap Portfolio - Service Class
Fidelity® VIP Overseas Portfolio - Service Class
Fidelity® VIP Real Estate Portfolio - Service Class**

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund - Class 1**
Franklin Mutual Shares VIP Fund - Class 1
Franklin Rising Dividends VIP Fund - Class 1**
Franklin Small Cap Value VIP Fund - Class 2**
Franklin Small-Mid Cap Growth VIP Fund - Class 1**
Franklin U.S. Government Securities VIP Fund - Class 1**
Templeton Global Bond VIP Fund - Class 1
Templeton Growth VIP Fund - Class 1

Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT Mid Cap Value Fund - Service Shares**
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares**

Ivy Variable Insurance Portfolios:
Macquarie VIP Asset Strategy Series - Service Class**

Janus Aspen Series:
Janus Henderson Balanced Portfolio - Service Shares

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

Janus Henderson Enterprise Portfolio - Service Shares**
Janus Henderson Flexible Bond Portfolio - Service Shares**
Janus Henderson Global Research Portfolio - Service Shares**

Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Growth Portfolio - Class I**
ClearBridge Variable Mid Cap Portfolio - Class I**
ClearBridge Variable Small Cap Growth Portfolio - Class I**

Lincoln Variable Insurance Products Trust*:
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class**
LVIP American Century Disciplined Core Value Fund - Standard Class II
LVIP American Century Inflation Protection Fund - Service Class
LVIP American Century International Fund - Standard Class II
LVIP American Century Mid Cap Value Fund - Standard Class II**
LVIP American Century Ultra Fund - Standard Class**
LVIP Baron Growth Opportunities Fund - Service Class
LVIP Baron Growth Opportunities Fund - Standard Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
LVIP BlackRock Global Allocation Fund - Standard Class
LVIP BlackRock Inflation Protected Bond Fund - Standard Class**
LVIP BlackRock Real Estate Fund - Standard Class**
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class**
LVIP Channing Small Cap Value Fund - Standard Class**
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class**
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class**
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class**
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class**
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class**
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class**
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class**
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class**
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class**
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
LVIP Government Money Market Fund - Standard Class
LVIP JPMorgan Core Bond Fund - Standard Class**
LVIP JPMorgan High Yield Fund - Standard Class**
LVIP JPMorgan Mid Cap Value Fund - Standard Class**
LVIP JPMorgan Retirement Income Fund - Standard Class**
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class**
LVIP JPMorgan Small Cap Core Fund - Standard Class**
LVIP JPMorgan U.S. Equity Fund - Standard Class**
LVIP Loomis Sayles Global Growth Fund - Standard Class**
LVIP Macquarie Bond Fund - Standard Class
LVIP Macquarie Diversified Floating Rate Fund - Standard Class**
LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Macquarie High Yield Fund - Standard Class
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Macquarie Mid Cap Value Fund - Standard Class**
LVIP Macquarie SMID Cap Core Fund - Standard Class**
LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Macquarie Value Fund - Standard Class

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

LVIP Macquarie Wealth Builder Fund - Standard Class
LVIP MFS International Growth Fund - Standard Class**
LVIP MFS Value Fund - Standard Class**
LVIP Mondrian Global Income Fund - Standard Class**
LVIP Mondrian International Value Fund - Standard Class
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class**
LVIP PIMCO Low Duration Bond Fund - Standard Class**
LVIP SSGA Bond Index Fund - Standard Class
LVIP SSGA Conservative Index Allocation Fund - Standard Class**
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class**
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class**
LVIP SSGA International Index Fund - Standard Class
LVIP SSGA International Managed Volatility Fund - Standard Class**
LVIP SSGA Mid-Cap Index Fund - Standard Class
LVIP SSGA Moderate Index Allocation Fund - Standard Class**
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class**
LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSGA Short-Term Bond Index Fund - Standard Class**
LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP Structured Conservative Allocation Fund - Standard Class**
LVIP Structured Moderate Allocation Fund - Standard Class**
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class**
LVIP T. Rowe Price 2020 Fund - Standard Class**
LVIP T. Rowe Price 2030 Fund - Standard Class**
LVIP T. Rowe Price 2040 Fund - Standard Class**
LVIP T. Rowe Price 2050 Fund - Standard Class**
LVIP T. Rowe Price 2060 Fund - Standard Class**
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class**
LVIP Vanguard Bond Allocation Fund - Standard Class**
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
LVIP Vanguard International Equity ETF Fund - Standard Class**
LVIP Wellington SMID Cap Value Fund - Standard Class**
LVIP Western Asset Core Bond Fund - Standard Class**

M Fund, Inc.:
M Capital Appreciation Fund**
M International Equity Fund**
M Large Cap Growth Fund**
M Large Cap Value Fund**

MFS® Variable Insurance Trust:
MFS® VIT Growth Series - Initial Class**
MFS® VIT Mid Cap Growth Series - Initial Class
MFS® VIT New Discovery Series - Initial Class
MFS® VIT Total Return Bond Series - Initial Class**
MFS® VIT Total Return Series - Initial Class
MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio - Initial Class**
MFS® VIT II Technology Portfolio - Initial Class**

MFS® Variable Insurance Trust III:
MFS® VIT III Mid Cap Value Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class**

Northern Lights Variable Trust:
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares**
TOPS® Balanced ETF Portfolio - Class 2 Shares**
TOPS® Conservative ETF Portfolio - Class 2 Shares**
TOPS® Growth ETF Portfolio - Class 2 Shares**
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares**

PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class**
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class**
PIMCO VIT Real Return Portfolio - Administrative Class**
PIMCO VIT Total Return Portfolio - Administrative Class**

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio**
* Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2024
Each subaccount invests in shares of a single underlying Fund. The investment performance of the subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders’ investments in the Fund and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.
Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2024. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.
Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.
Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.
ASC 946-10-15, “Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions” provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity’s purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.
Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account’s Net Investment Income (Loss) and the Net Realized Gain (Loss) on Investments.

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
Segment Reporting: In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations.
Each subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Variable Account using information of each fund. The Variable Account is engaged in a single line of business as a registered unit investment trust. The Variable Account is a funding vehicle for individual variable life contracts with assets owned by the Company to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Board of Directors of the Lincoln Financial Investments Corporation as the chief operating decision maker ("CODM") as the Variable Account does not have employees and is not a separate legal entity.
The CODM uses Net Increase (Decrease) in Net Assets Resulting from Operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Variable Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the Accounting Policies and Variable Account Information (see note 1). The measure of segment assets is reported on the Statements of assets and liabilities as Total Assets and significant segment expenses are listed on the Statements of operations. Refer to the Statements of operations and Statements of changes in net assets for each subaccount's operating segment results as of December 31, 2024 and 2023.
Investment Fund Changes: During 2023, the following funds changed their names:

Previous Fund Name	New Fund Name
AB VPS Small/Mid Cap Value Portfolio - Class A	AB VPS Discovery Value Portfolio - Class A
AB VPS Growth and Income Portfolio - Class A	AB VPS Relative Value Portfolio - Class A
Allspring VT Discovery Fund - Class 2	Allspring VT Discovery SMID Cap Growth Fund - Class 2
LVIP BlackRock Global Real Estate Fund - Standard Class	LVIP BlackRock Real Estate Fund - Standard Class
LVIP Delaware REIT Fund - Standard Class	LVIP Delaware U.S. REIT Fund - Standard Class
LVIP SSGA Emerging Markets 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP SSGA Developed International 150 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP SSGA Large Cap 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Income Fund - Standard Class	LVIP Mondrian Global Income Fund - Standard Class
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	LVIP Structured Conservative Allocation Fund - Standard Class
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
Also during 2023, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the JPMorgan Insurance Trust. The following funds were affected:

Predecessor Fund	Fund
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	LVIP JPMorgan Core Bond Fund - Standard Class
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1	LVIP JPMorgan Small Cap Core Fund - Standard Class
Also during 2023, the following funds ceased to be available as investment options to Variable Account contract owners:

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	Putnam VT Multi-Asset Absolute Return Fund - Class IA
JPMorgan Insurance Trust Income Builder Portfolio - Class 1
During 2024, the following funds became available as investment options for account contract owners.

Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	LVIP JPMorgan Mid Cap Value Fund - Standard Class
LVIP Channing Small Cap Value Fund - Standard Class	LVIP JPMorgan U.S. Equity Fund - Standard Class

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
Also during 2024, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the American Century Variable Portfolios, Inc. The following funds were affected:

Predecessor Fund	Fund
American Century VP Disciplined Core Value Fund - Class I	LVIP American Century Disciplined Core Value Fund - Standard Class II
American Century VP Inflation Protection Fund - Class II	LVIP American Century Inflation Protection Fund - Service Class
American Century VP International Fund - Class I	LVIP American Century International Fund - Standard Class II
American Century VP Mid Cap Value - Class I	LVIP American Century Mid Cap Value Fund - Standard Class II
Also during 2024, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Aggressive Growth Portfolio - Class I	ClearBridge Variable Growth Portfolio - Class I
LVIP T. Rowe Price Growth Stock Fund - Standard Class	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP Delaware Bond Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class
LVIP Delaware Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Delaware Diversified Income Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Delaware High Yield Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Delaware Mid Cap Value Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Delaware SMID Cap Core Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Delaware Social Awareness Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Delaware U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Delaware U.S. REIT Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Delaware Value Fund - Standard Class	LVIP Macquarie Value Fund - Standard Class
LVIP Delaware Wealth Builder Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class
Delaware Ivy VIP Asset Strategy Portfolio - Class II	Macquarie VIP Asset Strategy Series - Service Class
Delaware VIP® Emerging Markets Series - Standard Class	Macquarie VIP Emerging Markets Series - Standard Class
Delaware VIP® Small Cap Value Series - Standard Class	Macquarie VIP Small Cap Value Series - Standard Class
Also during 2024, the following fund merger occurred:

Fund Acquired	Acquiring Fund
LVIP Wellington Capital Growth Fund - Standard Class	LVIP American Century Ultra Fund - Standard Class

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates
Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the Statements of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

•Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
•Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)
•Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
•Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)
For the Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $18,570 and $16,203 for the years ended December 31, 2024 and 2023, respectively.
The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2024 and 2023, amounted to $1,111 and $1,749, respectively.
The Company assumes responsibility for providing the insurance benefits included in the policy. The Company charges a monthly deduction of the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The administrative charges for the years ended December 31, 2024 and 2023, amounted to $6,826 and $6,858, respectively. The cost of insurance charges for the years ended December 31, 2024 and 2023, amounted to $378,605 and $434,921, respectively.
Under certain circumstances, the Company reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2024 and 2023, no transfer fees were deducted from the variable subaccounts.
Premium load, cost of insurance, administrative and transfer fees are included within Net unit transactions on the Statements of changes in net assets.

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights
A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2024, follows:

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

AB VPS Discovery Value Portfolio - Class A	2024		0.20%	0.20%	21.03	21.03	363	7,629	9.80%	9.80%	0.87%
	2023		0.20%	0.20%	19.15	19.15	376	7,211	16.95%	16.95%	1.08%
	2022		0.20%	0.20%	16.38	16.38	393	6,430	-15.80%	-15.80%	1.10%
	2021		0.20%	0.20%	19.45	19.45	408	7,945	35.67%	35.67%	0.78%
	2020		0.20%	0.20%	14.34	14.34	422	6,046	3.16%	3.16%	1.16%

AB VPS International Value Portfolio - Class A	2024		0.20%	0.20%	12.11	12.11	2,276	27,563	4.86%	4.86%	2.71%
	2023		0.20%	0.20%	11.55	11.55	2,340	27,022	14.92%	14.92%	0.82%
	2022		0.20%	0.20%	10.05	10.05	2,415	24,264	-13.78%	-13.78%	4.63%
	2021		0.20%	0.20%	11.65	11.65	2,492	29,040	10.86%	10.86%	2.04%
	2020		0.20%	0.20%	10.51	10.51	2,555	26,858	2.26%	2.26%	1.92%

AB VPS Relative Value Portfolio - Class A	2024		0.20%	0.20%	26.13	26.13	19,306	504,435	12.80%	12.80%	1.46%
	2023		0.20%	0.20%	23.16	23.16	19,806	458,791	11.80%	11.80%	1.51%
	2022		0.20%	0.20%	20.72	20.72	20,393	422,524	-4.38%	-4.38%	1.41%
	2021		0.20%	0.20%	21.67	21.67	20,987	454,748	27.90%	27.90%	0.83%
	2020		0.20%	0.20%	16.94	16.94	21,506	364,341	2.52%	2.52%	1.55%

AB VPS Sustainable Global Thematic Portfolio - Class A	2024		0.20%	0.20%	24.71	24.71	9,302	229,849	6.00%	6.00%	0.00%
	2023		0.20%	0.20%	23.31	23.31	9,542	222,445	15.78%	15.78%	0.29%
	2022		0.20%	0.20%	20.13	20.13	9,826	197,841	-27.13%	-27.13%	0.00%
	2021		0.20%	0.20%	27.63	27.63	10,099	279,048	22.62%	22.62%	0.00%
	2020		0.20%	0.20%	22.53	22.53	10,316	232,461	39.13%	39.13%	0.60%

American Funds Global Growth Fund - Class 2	2024		0.20%	0.20%	27.54	27.54	7,065	194,562	13.46%	13.46%	1.55%
	2023		0.20%	0.20%	24.27	24.27	7,270	176,453	22.36%	22.36%	0.91%
	2022		0.20%	0.20%	19.84	19.84	7,505	148,875	-24.89%	-24.89%	0.67%
	2021		0.20%	0.20%	26.41	26.41	7,741	204,441	16.19%	16.19%	0.33%
	2020		0.20%	0.20%	22.73	22.73	7,932	180,295	30.20%	30.20%	0.25%

American Funds Global Small Capitalization Fund - Class 2	2024		0.20%	0.20%	16.80	16.80	515	8,642	2.13%	2.13%	1.06%
	2023		0.20%	0.20%	16.45	16.45	529	8,703	15.94%	15.94%	0.27%
	2022		0.20%	0.20%	14.19	14.19	546	7,745	-29.69%	-29.69%	0.00%
	2021		0.00%	0.20%	20.18	39.23	6,215	233,059	6.52%	6.74%	0.00%
	2020		0.00%	0.20%	18.94	36.75	8,343	296,345	29.46%	29.72%	0.15%

American Funds Growth Fund - Class 2	2024		0.00%	0.20%	47.53	90.09	30,739	2,201,949	31.36%	31.63%	0.34%
	2023		0.00%	0.20%	36.18	68.44	29,558	1,704,626	38.20%	38.48%	0.37%

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.00%	0.20%	26.18	49.42	30,955	1,292,388	-30.08%	-29.94%	0.47%
	2021		0.00%	0.20%	37.44	70.54	11,873	485,440	21.74%	21.99%	0.22%
	2020		0.00%	0.20%	30.76	57.82	12,169	408,154	51.77%	52.08%	0.30%

American Funds Growth-Income Fund - Class 2	2024		0.00%	0.20%	32.44	60.78	4,088	242,393	23.98%	24.23%	1.15%
	2023		0.00%	0.20%	26.16	48.93	3,641	173,145	25.89%	26.14%	1.41%
	2022		0.20%	0.20%	20.78	20.78	3,120	116,995	-16.66%	-16.66%	1.74%
	2021		0.20%	0.20%	24.94	24.94	228	5,690	23.89%	23.89%	1.14%
	2020	3/10/2020	0.20%	0.20%	20.13	20.13	232	4,678	28.82%	28.82%	1.35%

American Funds High-Income Trust - Class 2	2024		0.20%	0.20%	15.92	15.92	343	5,467	9.45%	9.45%	6.68%
	2023		0.20%	0.20%	14.55	14.55	352	5,122	12.23%	12.23%	7.19%
	2022		0.20%	0.20%	12.96	12.96	363	4,700	-9.45%	-9.45%	7.77%
	2021		0.20%	0.20%	14.31	14.31	373	5,341	8.20%	8.20%	4.27%
	2020		0.20%	0.20%	13.23	13.23	382	5,051	7.73%	7.73%	3.83%

American Funds International Fund - Class 2	2024		0.00%	0.20%	13.65	24.59	7,654	107,379	2.95%	3.16%	0.49%
	2023		0.00%	0.35%	13.25	23.84	26,002	481,676	15.44%	15.84%	1.34%
	2022		0.00%	0.35%	11.46	20.58	26,383	421,681	-21.06%	-20.79%	1.74%
	2021		0.00%	0.35%	14.50	25.98	28,554	580,238	-1.84%	-1.49%	2.49%
	2020		0.00%	0.35%	14.75	26.37	49,873	1,066,696	13.57%	13.97%	0.50%

American Funds U.S. Government Securities Fund - Class 2	2024		0.20%	0.20%	11.10	11.10	3,189	35,404	0.54%	0.54%	4.01%
	2023		0.20%	0.20%	11.04	11.04	3,261	36,004	2.68%	2.68%	3.72%
	2022		0.20%	0.20%	10.75	10.75	3,341	35,920	-11.13%	-11.13%	3.75%
	2021		0.20%	0.20%	12.10	12.10	3,421	41,389	-0.82%	-0.82%	1.29%
	2020		0.20%	0.20%	12.20	12.20	3,494	42,621	9.56%	9.56%	1.82%

BlackRock Equity Dividend V.I. Fund - Class I	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.64%
	2023		0.35%	0.35%	25.62	25.62	3,412	87,387	11.84%	11.84%	2.04%
	2022		0.35%	0.35%	22.90	22.90	3,561	81,565	-4.18%	-4.18%	1.68%
	2021		0.35%	0.35%	23.90	23.90	3,662	87,534	20.12%	20.12%	1.54%
	2020		0.35%	0.35%	19.90	19.90	3,753	74,673	3.55%	3.55%	2.21%

BlackRock Global Allocation V.I. Fund - Class I	2021		0.00%	0.20%	21.36	26.70	2,164	49,032	6.46%	6.67%	0.94%
	2020		0.00%	0.20%	20.06	25.03	2,150	45,388	20.77%	21.01%	1.39%

BlackRock High Yield V.I. Fund - Class I	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.00%
	2021		0.00%	0.00%	12.61	12.61	12,215	154,019	5.32%	5.32%	4.48%

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.00%	0.00%	11.97	11.97	17,728	212,233	7.29%	7.29%	5.28%

ClearBridge Variable Small Cap Growth Portfolio - Class I	2023		0.20%	0.20%	22.19	22.19	3,316	73,577	8.19%	8.19%	0.00%
	2022		0.20%	0.20%	20.51	20.51	2,467	50,593	-28.99%	-28.99%	0.00%
	2021		0.20%	0.20%	28.88	28.88	2,129	61,489	12.38%	12.38%	0.00%
	2020		0.20%	0.20%	25.70	25.70	2,698	69,336	42.97%	42.97%	0.00%

DWS Equity 500 Index VIP Portfolio - Class A	2024		0.20%	0.20%	35.06	35.06	25,052	835,931	24.38%	24.38%	1.22%
	2023		0.20%	0.35%	28.19	47.80	26,821	817,906	25.56%	25.75%	1.36%
	2022		0.20%	0.35%	22.41	38.01	27,614	670,435	-18.62%	-18.50%	1.26%
	2021		0.20%	0.35%	27.50	46.64	28,683	859,823	27.95%	28.14%	1.43%
	2020		0.20%	0.35%	21.46	36.40	29,381	687,819	17.68%	17.86%	1.80%

DWS Small Cap Index VIP Portfolio - Class A	2024		0.20%	0.20%	21.03	21.03	5,381	113,156	10.93%	10.93%	1.23%
	2023		0.20%	0.35%	18.96	31.82	7,543	167,790	16.35%	16.52%	1.12%
	2022		0.20%	0.35%	16.27	27.35	7,908	150,960	-20.91%	-20.79%	0.92%
	2021		0.20%	0.35%	20.54	34.58	8,231	198,131	14.10%	14.27%	0.83%
	2020		0.20%	0.35%	17.97	30.30	8,499	178,918	19.01%	19.19%	1.15%

Fidelity® VIP Asset Manager Portfolio - Service Class	2024		0.20%	0.20%	16.85	16.85	9,494	159,941	8.12%	8.12%	2.37%
	2023		0.20%	0.20%	15.58	15.58	9,741	151,772	12.67%	12.67%	2.28%
	2022		0.20%	0.20%	13.83	13.83	10,022	138,588	-15.20%	-15.20%	1.98%
	2021		0.20%	0.20%	16.31	16.31	10,307	168,092	9.58%	9.58%	1.49%
	2020		0.20%	0.20%	14.88	14.88	10,557	157,112	14.51%	14.51%	1.45%

Fidelity® VIP Contrafund® Portfolio - Service Class	2024		0.20%	0.20%	36.96	36.96	9,123	337,214	33.37%	33.37%	0.09%
	2023		0.20%	0.20%	27.72	27.72	9,475	262,602	33.07%	33.07%	0.40%
	2022		0.20%	0.20%	20.83	20.83	9,907	206,336	-26.53%	-26.53%	0.40%
	2021		0.20%	0.20%	28.35	28.35	10,337	293,038	27.45%	27.45%	0.05%
	2020		0.20%	0.20%	22.24	22.24	10,690	237,768	30.17%	30.17%	0.14%

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	2024		0.00%	0.00%	20.12	20.12	104	2,102	7.55%	7.55%	2.74%
	2023		0.00%	0.00%	18.70	18.70	100	1,870	12.34%	12.34%	3.08%
	2022		0.00%	0.00%	16.65	16.65	50	826	-15.83%	-15.83%	2.00%
	2021	3/17/2021	0.00%	0.00%	19.78	19.78	843	16,677	7.21%	7.21%	1.16%
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.01%

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	2024		0.00%	0.00%	23.42	23.42	32,981	772,495	9.34%	9.34%	2.35%
	2023		0.00%	0.00%	21.42	21.42	22,398	479,797	14.56%	14.56%	2.56%

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.00%	0.00%	18.70	18.70	12,458	232,954	-16.94%	-16.94%	1.90%
	2021		0.00%	0.00%	22.51	22.51	13,682	308,038	12.24%	12.24%	1.02%
	2020		0.00%	0.00%	20.06	20.06	13,924	279,307	16.76%	16.76%	1.34%

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	2024	2/23/2024	0.00%	0.00%	27.76	27.76	151	4,204	7.94%	7.94%	1.73%
	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.48%
	2021		0.00%	0.00%	25.32	25.32	3,138	79,462	17.68%	17.68%	1.00%
	2020		0.00%	0.00%	21.52	21.52	2,483	53,422	19.16%	19.16%	1.22%

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	2024		0.00%	0.00%	17.13	17.13	1,779	30,479	13.70%	13.70%	1.41%
	2023	1/18/2023	0.00%	0.00%	15.07	15.07	1,055	15,900	13.23%	13.23%	2.24%

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	2023		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.19%
	2022		0.00%	0.00%	20.75	20.75	5,652	117,303	-18.35%	-18.35%	1.52%
	2021		0.00%	0.00%	25.42	25.42	5,558	141,266	17.73%	17.73%	0.92%
	2020		0.00%	0.00%	21.59	21.59	3,648	78,759	19.17%	19.17%	0.75%

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	2024		0.00%	0.00%	17.16	17.16	490	8,408	13.72%	13.72%	1.18%
	2023	3/10/2023	0.00%	0.00%	15.09	15.09	372	5,612	17.04%	17.04%	1.93%

Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.04%
	2021		0.00%	0.00%	14.93	14.93	18,076	269,779	3.17%	3.17%	0.99%
	2020		0.00%	0.00%	14.47	14.47	17,991	260,277	10.38%	10.38%	1.16%

Fidelity® VIP Growth Portfolio - Service Class	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.06%

Fidelity® VIP Investment Grade Bond Portfolio - Service Class	2024		0.00%	0.00%	12.34	12.34	6,046	74,622	1.62%	1.62%	1.67%
	2023		0.20%	0.35%	11.70	11.89	86,326	1,036,562	5.75%	5.91%	4.79%
	2022		0.20%	0.35%	11.06	11.23	38,453	430,743	-13.33%	-13.20%	2.23%
	2021		0.20%	0.35%	12.77	12.93	40,385	521,309	-1.07%	-0.92%	2.03%
	2020		0.20%	0.35%	12.90	13.05	38,362	499,851	8.87%	9.04%	2.08%

Fidelity® VIP Mid Cap Portfolio - Service Class	2024		0.00%	0.20%	24.08	52.51	2,073	42,370	17.12%	17.35%	0.45%
	2023		0.00%	0.20%	20.56	44.75	1,420	50,393	14.77%	15.00%	0.54%
	2022		0.00%	0.20%	17.91	38.91	1,380	41,991	-15.02%	-14.85%	0.35%
	2021		0.00%	0.20%	21.08	45.70	1,836	66,125	25.25%	25.51%	0.53%
	2020		0.00%	0.20%	16.81	36.41	1,848	52,666	17.80%	18.04%	0.56%

Fidelity® VIP Overseas Portfolio - Service Class	2024		0.00%	0.20%	16.67	26.67	7,986	202,873	4.74%	4.95%	1.62%

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.00%	0.20%	15.91	25.41	8,578	208,172	20.17%	20.41%	0.90%
	2022		0.20%	0.20%	13.24	13.24	8,849	178,419	-24.74%	-24.74%	1.59%
	2021		0.20%	0.20%	17.59	17.59	1,087	19,122	19.34%	19.34%	0.45%
	2020		0.20%	0.20%	14.74	14.74	1,111	16,385	15.26%	15.26%	0.37%

Franklin Mutual Shares VIP Fund - Class 1	2024		0.00%	0.00%	29.78	29.78	1,966	34,523	11.49%	11.49%	2.10%
	2023		0.00%	0.20%	26.47	26.71	1,576	41,831	13.50%	13.73%	2.23%
	2022		0.00%	0.20%	23.32	23.49	1,475	34,459	-7.34%	-7.15%	1.87%
	2021		0.00%	0.20%	25.17	25.30	1,980	49,898	19.28%	19.52%	3.14%
	2020		0.00%	0.20%	21.10	21.17	1,955	41,272	-5.04%	-4.85%	3.29%

Invesco V.I. Main Street Small Cap Fund®- Series I Shares	2024		0.00%	0.00%	23.69	23.69	1,286	30,479	12.68%	12.68%	0.00%
	2023		0.00%	0.00%	21.03	21.03	979	20,576	18.13%	18.13%	1.70%
	2022	5/18/2022	0.00%	0.00%	17.80	17.80	2,646	47,086	1.72%	1.72%	0.77%

Janus Henderson Balanced Portfolio - Service Shares	2024		0.35%	0.35%	32.52	32.52	27,191	884,272	14.74%	14.74%	1.77%
	2023		0.35%	0.35%	28.34	28.34	27,500	779,392	14.73%	14.73%	1.80%
	2022		0.35%	0.35%	24.70	24.70	27,867	688,398	-16.91%	-16.91%	0.98%
	2021		0.35%	0.35%	29.73	29.73	28,221	838,998	16.50%	16.50%	0.67%
	2020		0.35%	0.35%	25.52	25.52	28,530	728,058	13.63%	13.63%	1.51%

LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	2023		0.20%	0.35%	49.08	49.98	21,579	1,076,638	45.81%	46.03%	0.00%
	2022		0.20%	0.35%	33.66	34.22	25,079	857,117	-40.93%	-40.84%	0.00%
	2021		0.00%	0.35%	54.83	57.85	52,679	2,953,865	20.05%	20.47%	0.00%
	2020		0.00%	0.35%	45.51	48.11	73,610	3,443,820	35.99%	36.47%	0.00%

LVIP American Century Disciplined Core Value Fund - Standard Class II	2024		0.20%	0.20%	22.91	22.91	625	14,307	12.86%	12.86%	1.31%
	2023		0.20%	0.20%	20.30	20.30	640	12,993	8.43%	8.43%	1.54%
	2022		0.20%	0.20%	18.72	18.72	658	12,324	-12.91%	-12.91%	1.77%
	2021		0.20%	0.20%	21.49	21.49	677	14,553	23.40%	23.40%	1.08%
	2020		0.20%	0.20%	17.42	17.42	693	12,064	11.59%	11.59%	1.33%

LVIP American Century Inflation Protection Fund - Service Class	2024		0.20%	0.20%	11.51	11.51	2,755	31,702	1.34%	1.34%	3.69%
	2023		0.20%	0.20%	11.36	11.36	2,845	32,302	3.19%	3.19%	3.32%
	2022		0.20%	0.20%	11.00	11.00	2,944	32,399	-13.25%	-13.25%	5.02%
	2021		0.20%	0.20%	12.69	12.69	3,043	38,606	6.06%	6.06%	3.14%
	2020		0.20%	0.20%	11.96	11.96	3,130	37,444	9.34%	9.34%	1.35%

LVIP American Century International Fund - Standard Class II	2024		0.20%	0.20%	14.78	14.78	5,979	88,366	2.40%	2.40%	1.61%

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.20%	0.20%	14.43	14.43	6,160	88,908	12.35%	12.35%	1.38%
	2022		0.20%	0.20%	12.85	12.85	6,365	81,764	-24.90%	-24.90%	1.46%
	2021		0.20%	0.20%	17.11	17.11	6,566	112,318	8.53%	8.53%	0.16%
	2020		0.20%	0.20%	15.76	15.76	6,741	106,255	25.63%	25.63%	0.49%

LVIP Baron Growth Opportunities Fund - Service Class	2024		0.20%	0.20%	25.50	25.50	5,155	131,442	5.23%	5.23%	0.23%
	2023		0.20%	0.20%	24.23	24.23	5,281	127,979	17.57%	17.57%	0.00%
	2022		0.20%	0.20%	20.61	20.61	5,425	111,814	-25.98%	-25.98%	0.00%
	2021		0.20%	0.20%	27.84	27.84	5,570	155,091	18.48%	18.48%	0.00%
	2020		0.20%	0.20%	23.50	23.50	5,698	133,897	33.81%	33.81%	0.00%

LVIP Baron Growth Opportunities Fund - Standard Class	2024		0.20%	0.20%	26.18	26.18	3,339	87,404	5.50%	5.50%	0.47%
	2023		0.20%	0.20%	24.81	24.81	3,430	85,113	17.87%	17.87%	0.00%
	2022		0.20%	0.20%	21.05	21.05	3,542	74,570	-25.79%	-25.79%	0.00%
	2021		0.20%	0.20%	28.37	28.37	3,652	103,612	18.78%	18.78%	0.00%
	2020		0.20%	0.20%	23.88	23.88	3,743	89,390	34.14%	34.14%	0.00%

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2024		0.20%	0.20%	19.97	19.97	713	14,236	11.27%	11.27%	2.82%
	2023		0.20%	0.20%	17.95	17.95	730	13,100	9.18%	9.18%	2.69%
	2022		0.20%	0.20%	16.44	16.44	750	12,333	-2.48%	-2.48%	2.30%
	2021		0.20%	0.20%	16.86	16.86	771	13,004	22.82%	22.82%	2.09%
	2020		0.20%	0.20%	13.73	13.73	789	10,835	0.92%	0.92%	1.88%

LVIP BlackRock Global Allocation Fund - Standard Class	2024		0.00%	0.00%	28.13	28.13	1,851	31,291	9.51%	9.51%	1.26%
	2023		0.00%	0.20%	20.47	25.69	1,710	37,685	13.40%	13.62%	2.94%
	2022	6/3/2022	0.00%	0.20%	18.05	22.61	1,608	30,833	-5.05%	-4.94%	0.36%

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2024		0.20%	0.20%	30.82	30.82	697	21,472	30.16%	30.16%	0.01%
	2023		0.20%	0.20%	23.68	23.68	713	16,891	33.89%	33.89%	0.41%
	2022		0.20%	0.20%	17.68	17.68	733	12,964	-26.88%	-26.88%	0.00%
	2021		0.20%	0.20%	24.19	24.19	754	18,225	30.58%	30.58%	0.00%
	2020		0.20%	0.20%	18.52	18.52	771	14,275	23.56%	23.56%	0.10%

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2024		0.20%	0.20%	32.07	32.07	10,574	339,145	20.53%	20.53%	1.11%
	2023		0.20%	0.20%	26.61	26.61	10,878	289,478	22.54%	22.54%	1.38%
	2022		0.20%	0.20%	21.72	21.72	11,231	243,890	-15.42%	-15.42%	1.36%
	2021		0.20%	0.20%	25.67	25.67	11,584	297,420	27.29%	27.29%	1.18%
	2020		0.20%	0.20%	20.17	20.17	11,883	239,666	16.17%	16.17%	1.68%

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2024		0.20%	0.20%	14.30	14.30	381	5,445	7.49%	7.49%	3.47%
	2023		0.20%	0.20%	13.31	13.31	391	5,201	9.50%	9.50%	2.01%
	2022		0.20%	0.20%	12.15	12.15	403	4,897	-15.57%	-15.57%	2.64%
	2021		0.20%	0.20%	14.39	14.39	415	5,977	7.42%	7.42%	3.49%
	2020		0.20%	0.20%	13.40	13.40	426	5,703	6.87%	6.87%	1.96%

LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2024		0.20%	0.20%	15.07	15.07	1,383	20,851	10.92%	10.92%	2.96%
	2023		0.20%	0.20%	13.59	13.59	1,419	19,288	13.10%	13.10%	1.93%
	2022	5/11/2022	0.20%	0.20%	12.01	12.01	1,463	17,573	-18.84%	-18.84%	2.47%
	2021		0.20%	0.20%	14.80	14.80	1,508	22,326	12.55%	12.55%	3.13%
	2020		0.20%	0.20%	13.15	13.15	1,546	20,335	5.64%	5.64%	2.16%

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2024		0.20%	0.20%	14.68	14.68	155	2,279	9.97%	9.97%	3.06%
	2023		0.20%	0.20%	13.35	13.35	159	2,125	11.62%	11.62%	1.95%
	2022		0.20%	0.20%	11.96	11.96	164	1,961	-17.54%	-17.54%	2.64%
	2021		0.20%	0.20%	14.50	14.50	169	2,450	10.58%	10.58%	3.09%
	2020		0.20%	0.20%	13.11	13.11	173	2,269	5.86%	5.86%	2.11%

LVIP Government Money Market Fund - Standard Class	2024		0.00%	0.20%	11.34	13.21	435,182	5,488,242	4.73%	4.94%	4.80%
	2023		0.00%	0.20%	10.83	12.59	364,998	4,498,528	4.54%	4.75%	4.65%
	2022		0.00%	0.20%	10.36	12.02	331,160	3,895,702	1.10%	1.30%	1.38%
	2021		0.00%	0.20%	10.25	11.86	266,611	3,088,080	-0.18%	0.02%	0.01%
	2020		0.00%	0.20%	10.26	11.86	238,897	2,767,102	0.08%	0.28%	0.30%

LVIP JPMorgan High Yield Fund - Standard Class	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.01%
	2023		0.20%	0.20%	18.12	18.12	31,938	578,585	11.54%	11.54%	5.42%
	2022		0.20%	0.20%	16.24	16.24	27,612	448,453	-10.41%	-10.41%	5.69%
	2021		0.20%	0.20%	18.13	18.13	28,694	520,174	6.22%	6.22%	4.73%
	2020		0.20%	0.20%	17.07	17.07	27,589	470,854	5.35%	5.35%	3.46%

LVIP JPMorgan Retirement Income Fund - Standard Class	2023		0.00%	0.00%	12.57	12.57	5,581	70,146	11.60%	11.60%	3.42%
	2022	6/10/2022	0.00%	0.00%	11.26	11.26	11,076	124,738	-1.35%	-1.35%	2.07%

LVIP Macquarie Bond Fund - Standard Class	2024		0.00%	0.35%	11.67	19.26	40,459	514,964	1.25%	1.61%	4.59%
	2023		0.00%	0.35%	11.51	18.95	46,028	580,701	5.56%	5.93%	1.96%
	2022		0.00%	0.35%	10.88	17.89	68,625	950,691	-14.00%	-13.70%	2.88%
	2021		0.00%	0.40%	12.64	24.45	82,511	1,423,060	-2.19%	-1.80%	2.09%
	2020		0.00%	0.40%	12.89	25.00	84,680	1,492,560	9.43%	9.87%	1.72%

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Macquarie Diversified Income Fund - Standard Class	2024		0.20%	0.20%	11.76	11.76	6,259	73,612	1.78%	1.78%	4.23%
	2023		0.20%	0.20%	11.56	11.56	6,449	74,517	6.02%	6.02%	4.02%
	2022		0.20%	0.20%	10.90	10.90	6,695	72,970	-14.03%	-14.03%	3.28%
	2021		0.20%	0.20%	12.68	12.68	6,942	87,997	-1.49%	-1.49%	4.87%
	2020		0.20%	0.20%	12.87	12.87	7,136	91,838	10.82%	10.82%	5.36%

LVIP Macquarie High Yield Fund - Standard Class	2024		0.20%	0.20%	14.08	14.08	1,227	17,280	6.45%	6.45%	6.45%
	2023		0.20%	0.20%	13.22	13.22	1,269	16,777	12.44%	12.44%	6.80%
	2022		0.20%	0.20%	11.76	11.76	1,324	15,569	-11.59%	-11.59%	6.17%
	2021		0.20%	0.20%	13.30	13.30	1,379	18,346	4.71%	4.71%	9.66%
	2020		0.20%	0.20%	12.70	12.70	1,424	18,091	7.03%	7.03%	9.73%

LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	2024		0.20%	0.20%	11.87	11.87	17,583	208,778	4.09%	4.09%	3.99%
	2023		0.20%	0.20%	11.41	11.41	18,024	205,604	4.79%	4.79%	3.54%
	2022		0.20%	0.20%	10.89	10.89	18,525	201,673	-4.31%	-4.31%	2.49%
	2021		0.20%	0.20%	11.38	11.38	19,020	216,390	-0.87%	-0.87%	1.73%
	2020		0.20%	0.20%	11.48	11.48	19,431	223,001	4.10%	4.10%	1.83%

LVIP Macquarie Mid Cap Value Fund - Standard Class	2023		0.20%	0.20%	35.50	35.50	749	26,596	11.02%	11.02%	1.77%
	2022		0.20%	0.20%	31.97	31.97	666	21,310	-9.05%	-9.05%	1.85%
	2021		0.20%	0.20%	35.16	35.16	440	15,454	31.64%	31.64%	2.19%
	2020		0.20%	0.20%	26.71	26.71	187	4,988	0.28%	0.28%	3.25%

LVIP Macquarie Social Awareness Fund - Standard Class	2024		0.20%	0.20%	32.60	32.60	609	19,839	20.83%	20.83%	0.85%
	2023		0.20%	0.20%	26.98	26.98	623	16,802	29.90%	29.90%	1.03%
	2022		0.20%	0.20%	20.77	20.77	639	13,279	-19.89%	-19.89%	1.14%
	2021		0.20%	0.20%	25.92	25.92	657	17,021	26.15%	26.15%	0.84%
	2020		0.20%	0.20%	20.55	20.55	672	13,807	19.45%	19.45%	0.43%

LVIP Macquarie U.S. Growth Fund - Standard Class	2024		0.20%	0.20%	41.44	41.44	4,648	192,623	33.80%	33.80%	0.00%
	2023		0.20%	0.20%	30.97	30.97	4,792	148,428	48.05%	48.05%	0.00%
	2022		0.20%	0.20%	20.92	20.92	4,985	104,286	-27.81%	-27.81%	0.00%
	2021		0.20%	0.20%	28.98	28.98	5,179	150,077	17.86%	17.86%	0.00%
	2020		0.20%	0.20%	24.59	24.59	5,335	131,174	43.84%	43.84%	0.00%

LVIP Macquarie U.S. REIT Fund - Standard Class	2024		0.20%	0.20%	16.83	16.83	3,107	52,291	7.66%	7.66%	2.36%
	2023		0.20%	0.20%	15.63	23.14	4,332	75,825	12.35%	12.35%	3.48%
	2022		0.20%	0.20%	13.91	20.59	4,451	68,811	-25.45%	-25.45%	3.28%
	2021		0.20%	0.20%	18.66	27.62	4,422	90,071	42.78%	42.78%	3.03%

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.20%	0.20%	13.07	19.35	4,360	61,023	-10.59%	-10.58%	2.60%

LVIP Macquarie Value Fund - Standard Class	2024		0.20%	0.20%	20.76	20.76	6,967	144,628	6.97%	6.97%	0.98%
	2023		0.20%	0.20%	19.41	34.13	12,760	329,441	3.28%	3.28%	1.79%
	2022		0.20%	0.20%	18.79	33.05	13,210	329,951	-3.46%	-3.46%	1.83%
	2021		0.20%	0.20%	19.46	34.23	14,716	389,435	22.17%	22.17%	4.53%
	2020		0.20%	0.20%	15.93	28.02	22,315	528,892	0.21%	0.21%	2.11%

LVIP Macquarie Wealth Builder Fund - Standard Class	2024		0.20%	0.20%	15.67	15.67	2,361	36,993	7.97%	7.97%	2.83%
	2023		0.20%	0.20%	14.51	14.51	2,421	35,125	9.69%	9.69%	2.84%
	2022		0.20%	0.20%	13.23	13.23	2,489	32,923	-11.39%	-11.39%	2.25%
	2021		0.20%	0.20%	14.93	14.93	2,557	38,179	11.56%	11.56%	2.07%
	2020		0.20%	0.20%	13.38	13.38	2,611	34,942	5.40%	5.40%	1.98%

LVIP MFS Value Fund - Standard Class	2021		0.00%	0.00%	31.78	31.78	4,630	147,152	25.46%	25.46%	0.87%
	2020		0.00%	0.00%	25.33	25.33	7,578	191,966	3.66%	3.66%	0.59%

LVIP Mondrian International Value Fund - Standard Class	2024		0.20%	0.20%	13.25	13.25	7,920	104,935	4.49%	4.49%	3.17%
	2023		0.20%	0.20%	12.68	12.68	8,232	104,384	19.87%	19.87%	3.30%
	2022		0.20%	0.20%	10.58	10.58	8,591	90,875	-10.93%	-10.93%	2.79%
	2021		0.20%	0.20%	11.88	11.88	8,936	106,131	11.04%	11.04%	3.40%
	2020		0.20%	0.20%	10.70	10.70	9,229	98,707	-5.16%	-5.16%	2.62%

LVIP SSGA Bond Index Fund - Standard Class	2024		0.00%	0.00%	14.58	14.58	2,163	31,530	1.05%	1.05%	0.37%
	2023		0.00%	0.20%	11.53	14.43	198,805	2,298,114	5.09%	5.30%	2.83%
	2022		0.20%	0.20%	10.97	10.97	199,695	2,196,742	-13.62%	-13.62%	2.18%
	2021		0.20%	0.20%	12.71	12.71	198,636	2,523,698	-2.17%	-2.17%	1.93%
	2020		0.20%	0.20%	12.99	12.99	103,612	1,345,666	7.27%	7.27%	2.54%

LVIP SSGA International Index Fund - Standard Class	2024		0.00%	0.00%	15.62	15.62	10,832	169,213	3.22%	3.22%	1.37%
	2023		0.00%	0.20%	15.14	21.43	41,109	784,035	17.34%	17.57%	2.76%
	2022		0.00%	0.20%	12.87	18.26	56,901	889,722	-14.49%	-14.32%	4.25%
	2021		0.00%	0.20%	15.02	21.36	64,315	1,135,421	10.83%	11.06%	2.49%
	2020		0.00%	0.20%	13.53	19.27	64,928	1,058,722	7.63%	7.85%	2.34%

LVIP SSGA Mid-Cap Index Fund - Standard Class	2024		0.00%	0.00%	24.67	24.67	34,805	858,678	13.55%	13.55%	0.79%
	2023		0.00%	0.20%	21.33	21.73	64,848	1,397,056	15.82%	16.05%	1.32%
	2022		0.00%	0.20%	18.41	18.72	76,442	1,421,505	-13.57%	-13.40%	1.35%
	2021		0.00%	0.20%	21.31	21.62	86,000	1,848,906	24.12%	24.37%	1.06%

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.00%	0.20%	17.17	17.38	106,758	1,845,968	12.96%	13.19%	1.55%

LVIP SSGA S&P 500 Index Fund - Standard Class	2024		0.00%	0.00%	62.76	62.76	24,054	1,509,672	24.73%	24.73%	0.72%
	2023		0.00%	0.20%	47.92	50.32	42,685	2,094,388	25.76%	26.01%	1.39%
	2022		0.00%	0.20%	38.10	39.93	48,819	1,905,735	-18.47%	-18.31%	1.55%
	2021		0.00%	0.20%	46.74	48.88	41,348	1,974,683	28.17%	28.42%	1.28%
	2020		0.00%	0.20%	36.47	38.06	42,850	1,587,791	17.80%	18.03%	0.88%

LVIP SSGA Small-Cap Index Fund - Standard Class	2024		0.00%	0.00%	31.62	31.62	9,241	292,182	11.14%	11.14%	1.08%
	2023		0.00%	0.20%	28.45	31.67	15,387	461,238	16.27%	16.50%	1.18%
	2022		0.00%	0.20%	24.42	27.24	17,569	452,121	-20.94%	-20.78%	1.33%
	2021		0.00%	0.20%	30.82	34.45	10,162	338,128	14.33%	14.56%	0.76%
	2020		0.00%	0.20%	26.91	30.14	12,613	367,864	18.96%	19.20%	0.78%

LVIP T. Rowe Price 2010 Fund - Standard Class	2022	5/11/2022	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.29%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2024		0.20%	0.20%	32.85	32.85	3,367	110,626	23.42%	23.42%	0.23%
	2023		0.20%	0.20%	26.62	43.82	4,667	145,353	20.93%	20.93%	0.03%
	2022		0.20%	0.20%	22.01	36.24	4,681	119,598	-24.67%	-24.67%	0.02%
	2021		0.20%	0.20%	29.22	48.11	4,647	155,671	13.62%	13.62%	0.01%
	2020		0.20%	0.20%	25.72	42.34	4,634	135,311	31.43%	31.43%	0.00%

LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2024		0.00%	0.00%	48.41	48.41	4,950	239,631	22.10%	22.10%	1.17%
	2023		0.00%	0.00%	39.65	39.65	3,562	141,227	25.22%	25.22%	1.36%
	2022	5/11/2022	0.00%	0.00%	31.66	31.66	3,261	103,260	-0.69%	-0.69%	0.97%

Macquarie VIP Emerging Markets Series - Standard Class	2024		0.00%	0.20%	12.80	26.29	4,249	60,214	4.88%	5.09%	3.07%
	2023		0.00%	0.20%	12.21	25.01	21,321	340,299	13.57%	13.79%	1.67%
	2022		0.00%	0.20%	10.75	21.98	22,252	311,821	-27.73%	-27.58%	4.27%
	2021		0.00%	0.20%	14.87	30.36	18,508	358,029	-3.03%	-2.84%	0.36%
	2020		0.00%	0.20%	15.34	31.24	20,410	407,186	24.83%	25.09%	0.84%

Macquarie VIP Small Cap Value Series - Standard Class	2024		0.00%	0.20%	20.60	44.68	17,130	437,874	11.10%	11.32%	1.35%
	2023		0.00%	0.20%	18.54	40.13	16,753	395,063	9.22%	9.44%	0.94%
	2022		0.00%	0.20%	16.98	36.67	16,755	348,433	-12.26%	-12.09%	0.68%
	2021		0.00%	0.20%	19.35	41.71	15,812	340,809	34.15%	34.42%	0.82%
	2020		0.00%	0.20%	14.43	31.03	15,979	252,442	-2.10%	-1.90%	1.41%

MFS® VIT Mid Cap Growth Series - Initial Class	2024		0.00%	0.00%	20.25	20.25	1,661	33,632	14.72%	14.72%	0.00%

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.00%	0.00%	17.65	17.65	3,550	62,664	21.32%	21.32%	0.00%
	2022	5/11/2022	0.00%	0.00%	14.55	14.55	2,271	33,043	2.79%	2.79%	0.00%

MFS® VIT New Discovery Series - Initial Class	2024		0.00%	0.00%	23.93	23.93	1,186	28,377	6.72%	6.72%	0.00%
	2023	1/13/2023	0.00%	0.00%	22.43	22.43	918	20,576	7.03%	7.03%	0.00%

MFS® VIT Total Return Series - Initial Class	2024		0.20%	0.20%	18.97	18.97	24,231	459,632	7.54%	7.54%	2.59%
	2023		0.20%	0.20%	17.64	25.12	29,301	549,951	10.22%	10.22%	2.06%
	2022		0.20%	0.20%	16.00	22.79	30,006	509,932	-9.76%	-9.76%	1.16%
	2021		0.00%	0.20%	17.73	30.02	52,499	1,236,165	13.89%	14.12%	1.80%
	2020		0.00%	0.20%	15.57	26.31	49,963	1,022,016	9.59%	9.81%	2.34%

MFS® VIT Utilities Series - Initial Class	2024		0.20%	0.20%	17.78	17.78	3,120	55,484	11.44%	11.44%	2.32%
	2023		0.20%	0.20%	15.96	15.96	3,193	50,957	-2.30%	-2.30%	3.55%
	2022		0.20%	0.20%	16.34	16.34	3,275	53,509	0.55%	0.55%	2.42%
	2021		0.20%	0.20%	16.25	16.25	3,357	54,538	13.86%	13.86%	1.75%
	2020		0.20%	0.20%	14.27	14.27	3,427	48,904	5.69%	5.69%	2.44%

MFS® VIT III Mid Cap Value Portfolio - Initial Class	2024		0.00%	0.00%	22.00	22.00	5,637	124,020	13.75%	13.75%	1.26%
	2023		0.00%	0.00%	19.34	19.34	4,594	88,851	12.73%	12.73%	1.88%
	2022	5/11/2022	0.00%	0.00%	17.16	17.16	3,274	56,173	2.18%	2.18%	1.06%

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	2024		0.20%	0.20%	28.53	28.53	6,608	188,530	23.77%	23.77%	0.00%
	2023		0.20%	0.35%	23.05	34.47	8,114	202,051	17.73%	17.91%	0.00%
	2022		0.20%	0.35%	19.55	29.28	8,394	177,463	-28.98%	-28.88%	0.00%
	2021		0.20%	0.35%	27.48	41.22	8,661	257,471	12.60%	12.77%	0.00%
	2020		0.20%	0.35%	24.37	36.61	8,885	234,284	39.49%	39.70%	0.00%

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.73%
	2023		0.35%	0.35%	28.85	28.85	1,239	35,747	10.61%	10.61%	1.05%
	2022		0.35%	0.35%	26.08	26.08	1,293	33,728	-10.07%	-10.07%	0.60%
	2021		0.35%	0.35%	29.00	29.00	1,330	38,562	32.34%	32.34%	0.62%
	2020		0.35%	0.35%	21.92	21.92	1,362	29,860	-2.96%	-2.96%	1.21%

PIMCO VIT Real Return Portfolio - Administrative Class	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.19%
	2023		0.20%	0.20%	11.48	11.48	4,960	56,959	3.46%	3.46%	2.89%
	2022		0.20%	0.20%	11.10	11.10	6,409	71,139	-12.07%	-12.07%	7.49%
	2021		0.20%	0.20%	12.62	12.62	14,113	178,165	5.38%	5.38%	4.90%
	2020		0.20%	0.20%	11.98	11.98	11,037	132,218	11.49%	11.49%	1.47%

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

T. Rowe Price Equity Income Portfolio	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.72%

Templeton Global Bond VIP Fund - Class 1	2024		0.20%	0.20%	8.10	8.10	32,163	260,552	-11.31%	-11.31%	0.00%
	2023		0.20%	0.20%	9.13	9.13	32,922	300,697	2.99%	2.99%	0.00%
	2022		0.20%	0.20%	8.87	8.87	33,818	299,917	-5.04%	-5.04%	0.00%
	2021		0.20%	0.20%	9.34	9.34	34,726	324,310	-4.81%	-4.81%	0.00%
	2020		0.20%	0.20%	9.81	9.81	35,485	348,157	-5.26%	-5.26%	8.89%

Templeton Growth VIP Fund - Class 1	2024		0.20%	0.20%	13.86	13.86	591	8,184	5.49%	5.49%	1.16%
	2023		0.20%	0.20%	13.14	13.14	605	7,947	20.99%	20.99%	3.51%
	2022		0.20%	0.20%	10.86	10.86	621	6,744	-11.50%	-11.50%	0.52%
	2021		0.20%	0.20%	12.27	12.27	638	7,824	5.06%	5.06%	1.30%
	2020		0.20%	0.20%	11.68	11.68	652	7,616	5.78%	5.78%	3.49%
(1)    Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.
(2)    These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3)    As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(4)    These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(5)    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.
Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2024:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Discovery Value Portfolio - Class A	$438	$299
AB VPS International Value Portfolio - Class A	521	597
AB VPS Relative Value Portfolio - Class A	24,591	14,040
AB VPS Sustainable Global Thematic Portfolio - Class A	667	6,500
American Funds Global Growth Fund - Class 2	8,592	5,997
American Funds Global Small Capitalization Fund - Class 2	415	267
American Funds Growth Fund - Class 2	4,199,380	4,197,269
American Funds Growth-Income Fund - Class 2	376,192	342,521
American Funds High-Income Trust - Class 2	355	147
American Funds International Fund - Class 2	26,198	434,292
American Funds U.S. Government Securities Fund - Class 2	1,434	870
BlackRock Equity Dividend V.I. Fund - Class I	1,921	100,216
ClearBridge Variable Small Cap Growth Portfolio - Class I	15,756	91,434
DWS Equity 500 Index VIP Portfolio - Class A	62,682	180,515
DWS Small Cap Index VIP Portfolio - Class A	6,714	77,538
Fidelity® VIP Asset Manager Portfolio - Service Class	4,759	4,424
Fidelity® VIP Contrafund® Portfolio - Service Class	38,340	12,750
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	6,383	6,204
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	1,093,807	846,212
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	4,724	608
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	45,459	33,136
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	12,712	10,745
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	520,921	1,482,606
Fidelity® VIP Mid Cap Portfolio - Service Class	8,510	18,486
Fidelity® VIP Overseas Portfolio - Service Class	371,237	371,339
Franklin Mutual Shares VIP Fund - Class 1	4,036	14,221
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	110,089	105,541
Janus Henderson Balanced Portfolio - Service Shares	14,948	12,400
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	93,050	1,395,614
LVIP American Century Disciplined Core Value Fund - Standard Class II	185	386
LVIP American Century Inflation Protection Fund - Service Class	1,191	1,102
LVIP American Century International Fund - Standard Class II	1,481	2,935
LVIP Baron Growth Opportunities Fund - Service Class	898	3,486
LVIP Baron Growth Opportunities Fund - Standard Class	786	2,555
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,175	369
LVIP BlackRock Global Allocation Fund - Standard Class	3,885	12,318
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,082	521
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	17,472	10,057
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	223	156
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	756	577
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	85	61
LVIP Government Money Market Fund - Standard Class	7,940,059	6,950,345
LVIP JPMorgan High Yield Fund - Standard Class	21,669	634,634
LVIP JPMorgan Retirement Income Fund - Standard Class	251	70,001
LVIP Macquarie Bond Fund - Standard Class	39,701	88,679
LVIP Macquarie Diversified Income Fund - Standard Class	3,133	2,376
LVIP Macquarie High Yield Fund - Standard Class	1,099	599
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	8,279	5,577
LVIP Macquarie Mid Cap Value Fund - Standard Class	3,300	33,431
LVIP Macquarie Social Awareness Fund - Standard Class	778	486
LVIP Macquarie U.S. Growth Fund - Standard Class	14,836	5,786
LVIP Macquarie U.S. REIT Fund - Standard Class	4,666	33,493
LVIP Macquarie Value Fund - Standard Class	34,051	233,703

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Macquarie Wealth Builder Fund - Standard Class	$1,038	$997
LVIP Mondrian International Value Fund - Standard Class	4,540	4,396
LVIP SSGA Bond Index Fund - Standard Class	135,847	2,442,879
LVIP SSGA International Index Fund - Standard Class	473,237	1,137,519
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,647,045	2,300,518
LVIP SSGA S&P 500 Index Fund - Standard Class	2,557,785	3,481,742
LVIP SSGA Small-Cap Index Fund - Standard Class	738,913	947,534
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	17,383	68,350
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	404,280	346,472
Macquarie VIP Emerging Markets Series - Standard Class	61,803	374,774
Macquarie VIP Small Cap Value Series - Standard Class	412,043	395,051
MFS® VIT Mid Cap Growth Series - Initial Class	95,599	125,540
MFS® VIT New Discovery Series - Initial Class	94,852	88,689
MFS® VIT Total Return Series - Initial Class	63,713	156,894
MFS® VIT Utilities Series - Initial Class	2,791	1,386
MFS® VIT III Mid Cap Value Portfolio - Initial Class	236,585	210,946
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	12,717	64,012
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,443	40,205
PIMCO VIT Real Return Portfolio - Administrative Class	1,425	58,765
Templeton Global Bond VIP Fund - Class 1	—	7,127
Templeton Growth VIP Fund - Class 1	123	219

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
5. Investments
The following is a summary of investments owned at December 31, 2024:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Discovery Value Portfolio - Class A	416	$18.32	$7,629	$7,396
AB VPS International Value Portfolio - Class A	1,823	15.12	27,563	25,939
AB VPS Relative Value Portfolio - Class A	15,923	31.68	504,435	458,530
AB VPS Sustainable Global Thematic Portfolio - Class A	6,543	35.13	229,849	224,172
American Funds Global Growth Fund - Class 2	5,350	36.37	194,562	171,341
American Funds Global Small Capitalization Fund - Class 2	507	17.05	8,642	11,151
American Funds Growth Fund - Class 2	17,505	125.79	2,201,949	1,943,066
American Funds Growth-Income Fund - Class 2	3,545	68.38	242,393	217,902
American Funds High-Income Trust - Class 2	610	8.96	5,467	5,729
American Funds International Fund - Class 2	6,050	17.75	107,379	110,658
American Funds U.S. Government Securities Fund - Class 2	3,742	9.46	35,404	46,820
DWS Equity 500 Index VIP Portfolio - Class A	26,870	31.11	835,931	584,211
DWS Small Cap Index VIP Portfolio - Class A	7,793	14.52	113,156	105,527
Fidelity® VIP Asset Manager Portfolio - Service Class	9,836	16.26	159,941	147,343
Fidelity® VIP Contrafund® Portfolio - Service Class	5,867	57.48	337,214	233,465
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	166	12.64	2,102	2,115
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	47,276	16.34	772,495	747,228
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	154	27.22	4,204	4,145
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	1,100	27.71	30,479	29,382
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	607	13.86	8,408	7,862
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	6,903	10.81	74,622	75,856
Fidelity® VIP Mid Cap Portfolio - Service Class	1,148	36.92	42,370	42,460
Fidelity® VIP Overseas Portfolio - Service Class	8,016	25.31	202,873	208,869
Franklin Mutual Shares VIP Fund - Class 1	2,050	16.84	34,523	34,111
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	1,042	29.25	30,479	29,549
Janus Henderson Balanced Portfolio - Service Shares	16,258	54.39	884,272	514,654
LVIP American Century Disciplined Core Value Fund - Standard Class II	1,670	8.57	14,307	14,790
LVIP American Century Inflation Protection Fund - Service Class	3,459	9.16	31,702	35,131
LVIP American Century International Fund - Standard Class II	8,271	10.68	88,366	86,169
LVIP Baron Growth Opportunities Fund - Service Class	1,743	75.41	131,442	88,415
LVIP Baron Growth Opportunities Fund - Standard Class	1,103	79.24	87,404	57,980
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	684	20.82	14,236	13,178
LVIP BlackRock Global Allocation Fund - Standard Class	2,579	12.14	31,291	30,268
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	383	56.06	21,472	15,324
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	6,994	48.49	339,145	231,145
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	451	12.08	5,445	6,074
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,565	13.32	20,851	22,457
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	168	13.53	2,279	2,455
LVIP Government Money Market Fund - Standard Class	548,824	10.00	5,488,242	5,488,243
LVIP Macquarie Bond Fund - Standard Class	45,399	11.34	514,964	607,234
LVIP Macquarie Diversified Income Fund - Standard Class	8,455	8.71	73,612	87,114
LVIP Macquarie High Yield Fund - Standard Class	4,093	4.22	17,280	19,541
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	22,430	9.31	208,778	218,881
LVIP Macquarie Social Awareness Fund - Standard Class	373	53.26	19,839	14,857
LVIP Macquarie U.S. Growth Fund - Standard Class	14,755	13.06	192,623	163,649
LVIP Macquarie U.S. REIT Fund - Standard Class	3,804	13.75	52,291	51,412
LVIP Macquarie Value Fund - Standard Class	5,658	25.56	144,628	151,340
LVIP Macquarie Wealth Builder Fund - Standard Class	3,125	11.84	36,993	41,762
LVIP Mondrian International Value Fund - Standard Class	6,300	16.66	104,935	93,475
LVIP SSGA Bond Index Fund - Standard Class	3,226	9.77	31,530	32,441
LVIP SSGA International Index Fund - Standard Class	16,193	10.45	169,213	174,805
LVIP SSGA Mid-Cap Index Fund - Standard Class	65,855	13.04	858,678	840,378
LVIP SSGA S&P 500 Index Fund - Standard Class	49,775	30.33	1,509,672	1,415,083

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSGA Small-Cap Index Fund - Standard Class	8,912	$32.79	$292,182	$288,109
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	3,423	32.32	110,626	94,962
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	6,286	38.12	239,631	208,596
Macquarie VIP Emerging Markets Series - Standard Class	2,670	22.55	60,214	60,339
Macquarie VIP Small Cap Value Series - Standard Class	10,817	40.48	437,874	375,203
MFS® VIT Mid Cap Growth Series - Initial Class	3,656	9.20	33,632	32,798
MFS® VIT New Discovery Series - Initial Class	2,055	13.81	28,377	28,197
MFS® VIT Total Return Series - Initial Class	19,752	23.27	459,632	469,026
MFS® VIT Utilities Series - Initial Class	1,621	34.22	55,484	48,570
MFS® VIT III Mid Cap Value Portfolio - Initial Class	11,711	10.59	124,020	120,263
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	6,027	31.28	188,530	191,271
Templeton Global Bond VIP Fund - Class 1	21,605	12.06	260,552	363,121
Templeton Growth VIP Fund - Class 1	641	12.77	8,184	7,645

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2024, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	—	(13)	(13)
AB VPS International Value Portfolio - Class A	—	(64)	(64)
AB VPS Relative Value Portfolio - Class A	—	(500)	(500)
AB VPS Sustainable Global Thematic Portfolio - Class A	—	(240)	(240)
American Funds Global Growth Fund - Class 2	—	(205)	(205)
American Funds Global Small Capitalization Fund - Class 2	—	(14)	(14)
American Funds Growth Fund - Class 2	56,213	(55,032)	1,181
American Funds Growth-Income Fund - Class 2	7,031	(6,584)	447
American Funds High-Income Trust - Class 2	—	(9)	(9)
American Funds International Fund - Class 2	13,036	(31,384)	(18,348)
American Funds U.S. Government Securities Fund - Class 2	—	(72)	(72)
BlackRock Equity Dividend V.I. Fund - Class I	—	(3,412)	(3,412)
ClearBridge Variable Small Cap Growth Portfolio - Class I	4,970	(8,286)	(3,316)
DWS Equity 500 Index VIP Portfolio - Class A	1,603	(3,372)	(1,769)
DWS Small Cap Index VIP Portfolio - Class A	—	(2,162)	(2,162)
Fidelity® VIP Asset Manager Portfolio - Service Class	—	(247)	(247)
Fidelity® VIP Contrafund® Portfolio - Service Class	—	(352)	(352)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	327	(323)	4
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	49,113	(38,530)	10,583
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	173	(22)	151
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	2,813	(2,089)	724
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	810	(692)	118
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	46,964	(127,244)	(80,280)
Fidelity® VIP Mid Cap Portfolio - Service Class	1,177	(524)	653
Fidelity® VIP Overseas Portfolio - Service Class	13,688	(14,280)	(592)
Franklin Mutual Shares VIP Fund - Class 1	917	(527)	390
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	5,016	(4,709)	307
Janus Henderson Balanced Portfolio - Service Shares	—	(309)	(309)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	58,205	(79,784)	(21,579)
LVIP American Century Disciplined Core Value Fund - Standard Class II	—	(15)	(15)
LVIP American Century Inflation Protection Fund - Service Class	—	(90)	(90)
LVIP American Century International Fund - Standard Class II	—	(181)	(181)
LVIP Baron Growth Opportunities Fund - Service Class	—	(126)	(126)
LVIP Baron Growth Opportunities Fund - Standard Class	—	(91)	(91)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	—	(17)	(17)
LVIP BlackRock Global Allocation Fund - Standard Class	717	(576)	141
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(16)	(16)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	—	(304)	(304)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	—	(10)	(10)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	(36)	(36)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	—	(4)	(4)
LVIP Government Money Market Fund - Standard Class	623,537	(553,353)	70,184
LVIP JPMorgan High Yield Fund - Standard Class	21,166	(53,104)	(31,938)
LVIP JPMorgan Retirement Income Fund - Standard Class	20	(5,601)	(5,581)
LVIP Macquarie Bond Fund - Standard Class	1,347	(6,916)	(5,569)
LVIP Macquarie Diversified Income Fund - Standard Class	—	(190)	(190)
LVIP Macquarie High Yield Fund - Standard Class	—	(42)	(42)
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	—	(441)	(441)
LVIP Macquarie Mid Cap Value Fund - Standard Class	1,753	(2,502)	(749)
LVIP Macquarie Social Awareness Fund - Standard Class	—	(14)	(14)
LVIP Macquarie U.S. Growth Fund - Standard Class	—	(144)	(144)
LVIP Macquarie U.S. REIT Fund - Standard Class	1,257	(2,482)	(1,225)
LVIP Macquarie Value Fund - Standard Class	11,822	(17,615)	(5,793)
LVIP Macquarie Wealth Builder Fund - Standard Class	—	(60)	(60)

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Mondrian International Value Fund - Standard Class	—	(312)	(312)
LVIP SSGA Bond Index Fund - Standard Class	33,807	(230,449)	(196,642)
LVIP SSGA International Index Fund - Standard Class	57,159	(87,436)	(30,277)
LVIP SSGA Mid-Cap Index Fund - Standard Class	97,451	(127,494)	(30,043)
LVIP SSGA S&P 500 Index Fund - Standard Class	116,417	(135,048)	(18,631)
LVIP SSGA Small-Cap Index Fund - Standard Class	40,738	(46,884)	(6,146)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	3,058	(4,358)	(1,300)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	9,740	(8,352)	1,388
Macquarie VIP Emerging Markets Series - Standard Class	12,395	(29,467)	(17,072)
Macquarie VIP Small Cap Value Series - Standard Class	11,692	(11,315)	377
MFS® VIT Mid Cap Growth Series - Initial Class	5,001	(6,890)	(1,889)
MFS® VIT New Discovery Series - Initial Class	4,116	(3,848)	268
MFS® VIT Total Return Series - Initial Class	6,868	(11,938)	(5,070)
MFS® VIT Utilities Series - Initial Class	—	(73)	(73)
MFS® VIT III Mid Cap Value Portfolio - Initial Class	11,440	(10,397)	1,043
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(1,506)	(1,506)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	(1,239)	(1,239)
PIMCO VIT Real Return Portfolio - Administrative Class	536	(5,496)	(4,960)
Templeton Global Bond VIP Fund - Class 1	—	(759)	(759)
Templeton Growth VIP Fund - Class 1	—	(14)	(14)

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)
The change in units outstanding for the year ended December 31, 2023, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	—	(17)	(17)
AB VPS International Value Portfolio - Class A	—	(75)	(75)
AB VPS Relative Value Portfolio - Class A	—	(587)	(587)
AB VPS Sustainable Global Thematic Portfolio - Class A	—	(284)	(284)
American Funds Global Growth Fund - Class 2	—	(235)	(235)
American Funds Global Small Capitalization Fund - Class 2	—	(17)	(17)
American Funds Growth Fund - Class 2	15,611	(17,008)	(1,397)
American Funds Growth-Income Fund - Class 2	2,367	(1,846)	521
American Funds High-Income Trust - Class 2	—	(11)	(11)
American Funds International Fund - Class 2	1,022	(1,403)	(381)
American Funds U.S. Government Securities Fund - Class 2	—	(80)	(80)
BlackRock Equity Dividend V.I. Fund - Class I	—	(149)	(149)
ClearBridge Variable Small Cap Growth Portfolio - Class I	930	(81)	849
DWS Equity 500 Index VIP Portfolio - Class A	31	(824)	(793)
DWS Small Cap Index VIP Portfolio - Class A	—	(365)	(365)
Fidelity® VIP Asset Manager Portfolio - Service Class	—	(281)	(281)
Fidelity® VIP Contrafund® Portfolio - Service Class	—	(432)	(432)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	69	(19)	50
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	14,495	(4,555)	9,940
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	1,522	(467)	1,055
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	2,070	(7,722)	(5,652)
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	748	(376)	372
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	55,372	(7,499)	47,873
Fidelity® VIP Mid Cap Portfolio - Service Class	120	(80)	40
Fidelity® VIP Overseas Portfolio - Service Class	6,509	(6,780)	(271)
Franklin Mutual Shares VIP Fund - Class 1	188	(87)	101
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	4,575	(6,242)	(1,667)
Janus Henderson Balanced Portfolio - Service Shares	—	(367)	(367)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	1,142	(4,642)	(3,500)
LVIP American Century Disciplined Core Value Fund - Standard Class II	—	(18)	(18)
LVIP American Century Inflation Protection Fund - Service Class	—	(99)	(99)
LVIP American Century International Fund - Standard Class II	—	(205)	(205)
LVIP Baron Growth Opportunities Fund - Service Class	—	(144)	(144)
LVIP Baron Growth Opportunities Fund - Standard Class	—	(112)	(112)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	—	(20)	(20)
LVIP BlackRock Global Allocation Fund - Standard Class	197	(95)	102
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(20)	(20)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	—	(353)	(353)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	—	(12)	(12)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	(44)	(44)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	—	(5)	(5)
LVIP Government Money Market Fund - Standard Class	266,477	(232,639)	33,838
LVIP JPMorgan High Yield Fund - Standard Class	6,857	(2,531)	4,326
LVIP JPMorgan Retirement Income Fund - Standard Class	1,849	(7,344)	(5,495)
LVIP Macquarie Bond Fund - Standard Class	28,966	(51,563)	(22,597)
LVIP Macquarie Diversified Income Fund - Standard Class	—	(246)	(246)
LVIP Macquarie High Yield Fund - Standard Class	—	(55)	(55)
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	—	(501)	(501)
LVIP Macquarie Mid Cap Value Fund - Standard Class	156	(73)	83
LVIP Macquarie Social Awareness Fund - Standard Class	—	(16)	(16)
LVIP Macquarie U.S. Growth Fund - Standard Class	—	(193)	(193)
LVIP Macquarie U.S. REIT Fund - Standard Class	221	(340)	(119)
LVIP Macquarie Value Fund - Standard Class	996	(1,446)	(450)
LVIP Macquarie Wealth Builder Fund - Standard Class	—	(68)	(68)

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Mondrian International Value Fund - Standard Class	—	(359)	(359)
LVIP SSGA Bond Index Fund - Standard Class	15,200	(16,090)	(890)
LVIP SSGA International Index Fund - Standard Class	26,297	(42,089)	(15,792)
LVIP SSGA Mid-Cap Index Fund - Standard Class	37,342	(48,936)	(11,594)
LVIP SSGA S&P 500 Index Fund - Standard Class	20,094	(26,228)	(6,134)
LVIP SSGA Small-Cap Index Fund - Standard Class	18,168	(20,350)	(2,182)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	159	(173)	(14)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2,627	(2,326)	301
Macquarie VIP Emerging Markets Series - Standard Class	9,385	(10,316)	(931)
Macquarie VIP Small Cap Value Series - Standard Class	3,044	(3,046)	(2)
MFS® VIT Mid Cap Growth Series - Initial Class	4,501	(3,222)	1,279
MFS® VIT New Discovery Series - Initial Class	1,582	(664)	918
MFS® VIT Total Return Series - Initial Class	593	(1,298)	(705)
MFS® VIT Utilities Series - Initial Class	—	(82)	(82)
MFS® VIT III Mid Cap Value Portfolio - Initial Class	4,762	(3,442)	1,320
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(280)	(280)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	(54)	(54)
PIMCO VIT Real Return Portfolio - Administrative Class	3,123	(4,572)	(1,449)
Templeton Global Bond VIP Fund - Class 1	—	(896)	(896)
Templeton Growth VIP Fund - Class 1	—	(16)	(16)
7. Subsequent Events
Management evaluated subsequent events through the date at which the Variable Account’s financial statements were available to be issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lincoln Life & Annuity Company of New York and Contract Owners of LLANY Separate Account S for Flexible Premium Variable Life Insurance

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise LLANY Separate Account S for Flexible Premium Variable Life Insurance (“Variable Account”), as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Variable Account’s auditor since 2001.
Philadelphia, Pennsylvania
April 2, 2025

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Discovery Value Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS International Value Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Relative Value Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Sustainable Global Thematic Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Growth Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth-Income Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds High-Income Trust - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds International Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds U.S. Government Securities Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock Equity Dividend V.I. Fund - Class I	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Variable Small Cap Growth Portfolio - Class I	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Asset Manager Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	As of December 31, 2024	For the period from February 23, 2024 through December 31, 2024	For the period from February 23, 2024 (commencement of operations) through December 31, 2024
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from January 18, 2023 (commencement of operations) through December 31, 2023
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	Available fund with no money invested at December 31, 2024	Available fund with no activity in the Statements of Operations at December 31, 2024	For the year ended December 31, 2023 (no 2024 activity in the Statements of Changes in Net Assets)

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from March 10, 2023 (commencement of operations) through December 31, 2023
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Disciplined Core Value Fund - Standard Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Inflation Protection Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century International Fund - Standard Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Government Money Market Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan High Yield Fund - Standard Class	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Retirement Income Fund - Standard Class	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Macquarie Diversified Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie High Yield Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Mid Cap Value Fund - Standard Class	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Social Awareness Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie U.S. Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie U.S. REIT Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Wealth Builder Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Emerging Markets Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Small Cap Value Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT III Mid Cap Value Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Mid Cap Growth Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT New Discovery Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from January 13, 2023 (commencement of operations) through December 31, 2023
MFS® VIT Total Return Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Utilities Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO VIT Real Return Portfolio - Administrative Class	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Growth VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024